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           As filed with the Securities and Exchange Commission on July 31, 2000


                                 Securities Act of 1933 Registration No. 33-2697
                                Investment Company Act of 1940 File No. 811-4559
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |_|

                      Pre-Effective Amendment No. ____                      |_|


                       Post-Effective Amendment No. 21                      |X|
                                                   ----


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      |_|


                              Amendment No. 22                              |X|
                                           ----

                              --------------------

                       STATE STREET RESEARCH INCOME TRUST
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             One Financial Center, Boston, Massachusetts    02111
             --------------------------------------------------------
             (Address of Principal Executive Offices)      (Zip Code)

       Registrant's Telephone Number, Including Area Code: (617) 357-1200

                            Francis J. McNamara, III
              Executive Vice President, Secretary & General Counsel
                   State Street Research & Management Company
                              One Financial Center
                           Boston, Massachusetts 02111
             --------------------------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:

                           Geoffrey R.T. Kenyon, P.C.
                           Goodwin, Procter & Hoar LLP
                   Exchange Place, Boston, Massachusetts 02109

          It is proposed that this filing will become effective under Rule 485:

     |_|  Immediately upon filing pursuant to paragraph (b).


     |X|  On August 1, 2000 pursuant to paragraph (b).


     |_|  60 days after filing pursuant to paragraph (a)(1).

     | |  On ______________ pursuant to paragraph (a)(1).

     |_|  75 days after filing pursuant to paragraph (a)(2).

     |_|  On ____________ pursuant to paragraph (a)(2).

          If appropriate, check the following box:

     |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              --------------------

                          [LOGO] STATE STREET RESEARCH

                                High Income Fund

                               [GRAPHIC OF CLOCK]
--------------------------------------------------------------------------------

This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


This prospectus will also be available in Chinese and Spanish in September by calling the State Street Research Service Center at 1-888-638-3193.


                                                          An aggressive bond
                                                          fund focusing on
                                                          high-yield securities.


                                                          Prospectus
                                                          August 1, 2000

                                    Contents                               1
--------------------------------------------------------------------------------


        2  The Fund
         --------------------

        2  Goal and Strategies
        3  Principal Risks
        6  Volatility and Performance
        8  Investor Expenses
       10  Investment Management

       11  Your Investment
         --------------------

       11  Opening an Account
       11  Choosing a Share Class
       12  Sales Charges
       15  Dealer Compensation
       16  Buying and Selling Shares
       20  Account Policies
       22  Distributions and Taxes
       23  Investor Services

       24  Other Information
         --------------------

       24  Other Securities and Risks
       26  Financial Highlights
       29  Board of Trustees

Back Cover For Additional Information

     2                              The Fund
--------------------------------------------------------------------------------


[CHESS PIECE] Goal and Strategies

Fundamental Goal The fund seeks, primarily, high current income and, secondarily, capital appreciation, from investments in fixed-income securities.

Principal Strategies Under normal circumstances, the fund invests at least 65% of total assets in lower quality fixed-income securities -- primarily junk bonds, but also preferred stocks. At the time of purchase, these securities are rated within or below the BB or Ba major rating categories (Standard & Poor's/Moody's), or are unrated but considered equivalent by the investment manager. The fund may not invest more than 20% of total assets in securities in the CCC/Caa or lower rating categories.

Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders will have priority in being repaid. As a result, when selecting investments, the fund relies on fundamental research to identify companies with adequate cash flows, attractive valuations and strong management teams.

In managing its portfolio, the fund attempts to balance its portfolio risks with high yield and the potential for capital appreciation. The fund may

[MAGNIFYING GLASS] Who May Want To Invest

State Street Research High Income Fund is designed for investors who seek one or more of the following:

o     an aggressive bond fund for a long-term goal

o a fund to complement a portfolio of equity or investment-grade debt securities

o a fund with the potential to generate high current income and some capital appreciation

The fund is not appropriate for investors who:

o     want to avoid high volatility or possible losses

o     are using the fund as their sole source of investment income

o     are making short-term investments

o     are investing emergency reserve money

                                                                           3
                                                                           -----


invest in debt securities of any maturity, although it generally invests in those with medium- to long-term remaining maturities in order to obtain higher yields. Debt securities with longer maturities, however, usually are more sensitive to interest rate changes.

The fund may invest up to 35% of total assets in other investments, such as higher quality fixed-income securities as well as dividend-paying common stocks of established companies.

The fund may adjust the composition of its portfolio as market conditions and economic outlooks change.

For more information about the fund's investments and practices, see page 24.

[STOP SIGN] Principal Risks

Because the fund invests primarily in junk bonds and other lower quality fixed-income securities, its major risks are those of junk bond investing. These include the tendency for prices to fall when the economy is sluggish or overall corporate earnings are weak.

Lower quality fixed-income securities generally are considered to be speculative investments and involve greater risks than higher quality securities. The prices of most lower quality securities are vulnerable to economic recessions, when it becomes difficult for issuers to generate sufficient cash flow to pay principal and interest. Many also are affected by weak equity markets, when issuers find it hard to improve their financial condition by replacing debt with equity and when investors, such as the fund, find it hard to sell their lower quality securities at fair prices. In addition, the value of a security will usually fall substantially if an issuer defaults or goes bankrupt. Even anticipation of defaults by certain issuers, or the perception of economic or financial weakness, may cause the market for lower quality securities to fall.

     4                        The Fund continued
--------------------------------------------------------------------------------


Junk bonds, especially those that are newly issued, are traded primarily by institutions. Because this limits the market for these securities, it may be difficult for the fund to sell them at fair prices when it needs to raise cash to meet redemptions.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities.

The fund's management approach, which may include short-term trading, could cause the fund's portfolio turnover rate to be above-average for a bond fund. High turnover will increase the fund's transaction costs and may increase your tax liability.

The fund's shares will rise and fall in value and there is a risk that you could lose money by investing in the fund. Also, the fund cannot be certain that it will achieve its goal. Finally, fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Information on other securities and risks appears on page 24.

A "snapshot" of the fund's investments may be found in the current annual or semiannual report (see back cover).

                                                                           5
                                                                           -----


[MAGNIFYING GLASS] Investing in Junk Bonds

Investing in junk bonds involves a trade-off between greater risk on the one hand, and the potential for higher income and capital appreciation on the other.

The highest rated bonds are usually issued by the companies that are strongest financially. Because the risk of default on investment-grade bonds tends to be small, interest rates paid on these bonds are correspondingly lower. Moreover, because the financial health of the issuer usually is so strong, there is little possibility that the price of a highly rated bond will rise substantially through any improvement in the issuer's creditworthiness. Instead, the main factor influencing the prices of these bonds is changes in market interest rates.

With many junk bonds, however, the financial health of the issuer is not certain, and the risk of default on payments of principal and interest or other negative events can be significant. To compensate investors for such risks, issuers of junk bonds usually must pay higher interest rates.

In addition, because the financial health of the issuer normally is not certain, the prices at which these bonds are traded before they mature may be more affected by the financial health of the issuer and the economy generally and less by movements in market interest rates. In this context, there is a higher possibility of positive events affecting a bond's value than is the case for the most highly rated bonds. For these reasons, in-depth research can be particularly important in managing a portfolio of junk bonds.

     6                     Volatility and Performance
--------------------------------------------------------------------------------


    [The following information was represented by a bar chart in the printed materials.]

                                                                           Years ended December 31
                                        --------------------------------------------------------------------------------------------
Year-by-Year Total Return (Class A)       1990     1991     1992     1993      1994     1995     1996      1997     1998     1999
------------------------------------------------------------------------------------------------------------------------------------
                                        (16.55)   36.49    20.37    22.35     (1.85)   12.38    16.88     14.39    (0.38)    2.28

Best quarter: first quarter 1991, up 15.96%
Worst quarter: third quarter 1990, down 10.81%
Return from 1/1/00 - 6/30/00 (not annualized): down 5.93%

                                                                                              As of December 31, 1999
                                                                                 ---------------------------------------------------
Average Annual Total Return                                                        1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------
                                  Class A (%)                                      (2.32)              7.89              9.18
                                  Class B(1) (%)(a)                                (3.11)              7.78              9.10
                                  Class B (%)                                      (2.93)              7.82              9.12
                                  Class C (%)                                       0.79               8.08              9.13
                                  Class S (%)                                       2.55               9.13              9.81
                                  First Boston High Yield Index (%)                (0.40)              6.69             10.64
                                  Lipper High Current Yield Funds Index (%)         4.78               9.46             10.34

(a) Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999.

                                                                           7
                                                                           -----


[MAGNIFYING GLASS] Understanding Volatility and Performance

The chart and table on the opposite page are designed to show two aspects of the fund's track record:

o Year-by-Year Total Return shows how volatile the fund has been: how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but not sales charges. If sales charges had been included, returns would have been less than shown.

o Average Annual Total Return is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate.

Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

Also included with the fund's average annual returns are two independent measures of performance. The First Boston High Yield Index is an unmanaged index which mirrors the public high-yield debt market representing a total of 250 different sectors within this market. The Lipper High Current Yield Funds Index shows the performance of a category of mutual funds with similar goals. This index, which is also unmanaged, shows you how well the fund has done compared to competing funds.


While the fund does not seek to match the returns or volatility of any index, these indices are good indicators of general stock market performance and can be used as rough guides when gauging the return of this and other investments. When making comparisons, keep in mind that none of the indices include the effects of sales charges.


Also, even if your portfolio were identical to the First Boston High Yield Index, your returns would always be lower, because the First Boston High Yield Index does not include brokerage and administrative expenses.



Keep in mind that past performance is no guarantee of future results.

     8                          Investor Expenses
--------------------------------------------------------------------------------


                                                                                Class descriptions begin on page 11
                                                                   -----------------------------------------------------------------
Shareholder Fees (% of offering price)                              Class A    Class B(1)     Class B      Class C      Class S
------------------------------------------------------------------------------------------------------------------------------------
                           Maximum front-end sales charge (load)     4.50(a)      0.00         0.00         0.00         0.00

                           Maximum deferred sales charge (load)      0.00(a)      5.00         5.00         1.00         0.00

Annual Fund Operating Expenses (% of average net assets)            Class A    Class B(1)     Class B      Class C      Class S
------------------------------------------------------------------------------------------------------------------------------------
                           Management fee                            0.58         0.58         0.58         0.58         0.58
                           Service/distribution (12b-1) fees         0.30(b)      1.00         1.00         1.00         0.00
                           Other expenses                            0.29         0.29         0.29         0.29         0.29
                                                                     ----         ----         ----         ----         ----
                           Total annual fund operating expenses*     1.17         1.87         1.87         1.87         0.87
                                                                     ====         ====         ====         ====         ====

                           *Because some of the fund's expenses
                             have been reduced through expense
                             offset arrangements, actual total
                             operating expenses for the prior
                             year would have been:                   1.16         1.86         1.86         1.86         0.86

 Example                   Year                                     Class A    Class B(1)      Class B       Class C      Class S
------------------------------------------------------------------------------------------------------------------------------------
                           1                                         $564       $690/$190     $690/$190     $290/$190       $89
                           3                                         $805       $888/$588     $888/$588       $588         $278
                           5                                        $1,065    $1,211/$1,011  $1,211/$1,011   $1,011        $482
                           10                                       $1,806       $2,008        $2,008        $2,190       $1,073

(a)   Except for investments of $1 million or more; see page 13.

(b) Reflects fee schedule that became effective May 1, 2000 as if it had been in place during the fund's previous fiscal year. The Trustees may increase the current fees shown for Class A shares at any time provided that the fees do not exceed a maximum of 0.40%.

                                                                           9
                                                                           -----


[MAGNIFYING GLASS] Understanding Investor Expenses

The information on the opposite page is designed to give you an idea of what you should expect to pay in expenses as an investor in the fund:

o Shareholder Fees are costs that are charged to you directly. These fees are not charged on reinvestments or exchanges.

o Annual Fund Operating Expenses are deducted from the fund's assets every year, and are thus paid indirectly by fund investors.

o The Example is designed to allow you to compare the costs of this fund with those of other funds. It assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges. For Class B(1) and Class B shares, it also assumes the automatic conversion to Class A after eight years.

      Where two numbers are shown separated by a slash, the first one assumes you sold all your shares at the end of the period, while the second assumes you stayed in the fund. Where there is only one number, the costs would be the same either way.


      The figures in the example assume full annual expenses, and would be lower if they reflected the various expense reductions that may have been taken.


      Investors should keep in mind that the example is for comparison purposes only. The fund's actual performance and expenses may be higher or lower.

     10                        The Fund continued
--------------------------------------------------------------------------------


[THINKER] Investment Management


The fund's investment manager is State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has approximately $54 billion in assets under management (as of June 30, 2000), including more than $19 billion in mutual funds.


The investment manager is responsible for the fund's investment and business activities, and receives the management fee as compensation. The management fee is 0.60% of the first $500 million of net assets, annually, 0.55% of the next $500 million, and 0.50% of any amount over $1 billion.The investment manager is a subsidiary of Metropolitan Life Insurance Company.

Bartlett R. Geer has been responsible for the fund's day-to-day portfolio management since April 1987. A senior vice president, he has worked as an investment professional since joining the firm in 1981.

                                 Your Investment                           11
--------------------------------------------------------------------------------


[KEY] Opening an Account

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[CHECKLIST] Choosing a Share Class

The fund generally offers four share classes, each with its own sales charge and expense structure: Class A, Class B(1), Class C and Class S. The fund also offers Class B shares, but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B(1) shares (if investing for at least six years) or Class C shares (if investing for less than six years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

      12                    Your Investment continued
--------------------------------------------------------------------------------


Class A -- Front Load

o     Initial sales charge of 4.5% or less

o Lower sales charges for larger investments; see sales charge schedule at right

o Lower annual expenses than Class B(1) or Class C shares because of lower service/ distribution (12b-1) fee of up to 0.40%

Class B(1) -- Back Load

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within six years

o     Annual service/distribution (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

Class B -- Back Load

o     Available only to current shareholders. See page 13 for details

Class C -- Level Load

o     No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o     Lower deferred sales charge than Class B(1) shares

o     Annual service/distribution (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

Class S -- Special Programs

o Available only through certain retirement accounts, advisory accounts of the invest ment manager and other special programs, including programs through financial professionals with recordkeeping and other services; these programs usually involve special conditions and separate fees (consult your financial profess ional or your program materials)

o     No sales charges of any kind

o No service/distribution (12b-1) fees; annual expenses are lower than other share classes


Sales Charges

Class A -- Front Load

when you invest                this % is             which equals
this amount                    deducted              this % of
                               for sales             your net
                               charges               investment
--------------------------------------------------------------------------------

Up to $100,000                  4.50                  4.71
$100,000 to $250,000            3.50                  3.63
$250,000 to $500,000            2.50                  2.56
$500,000 to $1 million          2.00                  2.04
$1 million or more                    see next below

With Class A shares, you pay a sales charge when you buy shares.


If you are investing $1 million or more (either as a lump sum or through any of the methods described on the application), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) of up to 1% if you sell any

                                                                           13
                                                                           -----


shares within one year of purchasing them. See "Other CDSC Policies" on page 14.


Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (consult your financial professional or your program materials).

Class B(1) -- Back Load

                              this % of net asset value
when you sell shares          at the time of purchase (or
in this year after you        of sale, if lower) is deduct-
bought them                   ed from your proceeds
--------------------------------------------------------------------------------
First year                               5.00
Second year                              4.00
Third year                               3.00
Fourth year                              3.00
Fifth year                               2.00
Sixth year                               1.00
Seventh or eighth year                   None

With Class B(1) shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for six years or less, as described in the table above. See "Other CDSC Policies" on page 14. Class B(1) shares automatically convert to Class A shares after eight years; Class A shares have lower annual expenses.

Class B -- Back Load

Class B shares are available only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds. Other investments made by current Class B shareholders will be in Class B(1) shares.

With Class B shares, you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less. The CDSC is a percentage of net asset value at the time of purchase (or of sale, if lower) and is deducted from your proceeds. When you sell shares in the first year after you bought them, the CDSC is 5.00%; second year, 4.00%; third year, 3.00%; fourth year, 3.00%; fifth year, 2.00%; sixth year or later, none. See "Other CDSC Policies" on page 14.

Class B shares automatically convert to Class A shares after eight years.

     14                    Your Investment continued
--------------------------------------------------------------------------------


Class C -- Level Load

                              this % of net asset value
when you sell shares          at the time of purchase (or
in this year after you        of sale, if lower) is deduct-
bought them                   ed from your proceeds
--------------------------------------------------------------------------------
First year                              1.00
Second year or later                    None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. See "Other CDSC Policies" on this page.

Class C shares currently have the same annual expenses as Class B(1) shares.

Class S -- Special Programs

Class S shares have no sales charges.

Other CDSC Policies

The CDSC will be based on the net asset value of the shares at the time of purchase (or sale, if lower). Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC, the fund will always use the shares with the lowest appli cable CDSC to fill your sell requests.

The CDSC is waived on shares sold for mandatory retirement distributions or because of disability or death. Consult your financial professional or the State Street Research Service Center for more information.

[MAGNIFYING GLASS] Understanding Service/Distribution Fees

As noted in the descriptions on pages 12 through 14, all share classes except Class S have an annual service/distribution fee, also called a 12b-1 fee.


Under its current 12b-1 plans, the fund may pay certain service and distribution fees for these classes out of fund assets. Because 12b-1 fees are an ongoing expense, they will increase the cost of your investment and, over time, could potentially cost you more than if you had paid other types of sales charges. For that reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.


Some of the 12b-1 fees are used to compensate those financial professionals who sell fund shares and provide ongoing service to shareholders. The table on page 15 shows how these professionals' compensation is calculated.

The fund may continue to pay 12b-1 fees even if the fund is subsequently closed to new investors.

                                                                           15
                                                                           -----



[CHECK] Dealer Compensation

Financial professionals who sell shares of State Street Research funds and perform services for fund investors may receive sales commissions, annual fees and other compen- sation. These are paid by the fund's distributor, using money from sales charges, service/distribution (12b-1) fees and its other resources.

Brokers and agents may charge a transaction fee on orders of fund shares placed directly through them. The distributor may pay its affiliate MetLife Securities, Inc. additional compensation of up to 0.25% of certain sales or assets.

Dealer Commissions (%)             Class A   Class B(1) Class B    Class C  Class S
-------------------------------------------------------------------------------------
 Commission                        See below     4.00     4.00      1.00      0.00
    Investments up to $100,000       4.00         --       --        --        --
    $100,000 to $250,000             3.00         --       --        --        --
    $250,000 to $500,000             2.00         --       --        --        --
    $500,000 to $1 million           1.75         --       --        --        --
    First $1 to 3 million            1.00(a)      --       --        --        --
    Next $2 million                  0.75(a)      --       --        --        --
    Next $2 million                  0.50(a)      --       --        --        --
    Next $ 1 and above               0.25(a)      --       --        --        --
 Annual fee                          0.25        0.25     0.25      0.90      0.00

Brokers for Portfolio Trades

When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider the sale of shares of the State Street Research funds by the broker.


(a) If your broker declines this commission, the one-year CDSC on your investment is waived.

      16                  Buying and Selling Shares
--------------------------------------------------------------------------------


[CASH REGISTER] Policies for Buying Shares

Once you have chosen a share class, the next step is to determine the amount you want to invest.

Minimum Initial Investments:

o     $1,000 for accounts that use the Investamatic program(a)

o     $2,000 for Individual Retirement Accounts(a)

o     $2,500 for all other accounts

Minimum Additional Investments:

o     $50 for any account

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services; you might later use.

Timing of Requests All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Orders received thereafter will be executed the following day, at that day's closing share price.

Wire Transactions Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. If the New York Stock Exchange closes before 4:00 p.m. eastern time, you may be unable to make a same-day wire investment. Your bank may charge a fee for wiring money.

(a) Except $500 for Individual Retirement Accounts during special promotional periods.

                         Instructions for Buying Shares                    17
--------------------------------------------------------------------------------


                                   To Open an Account                 To Add to an Account
[BRIEFCASE] Through a              Consult your financial             Consult your financial
            Professional           professional or your program       professional or your program
            or Program             materials.                         materials.

By Mail [MAILBOX]                  Make your check payable to         Fill out an investment slip
                                   "State Street Research Funds."     or indicate the fund name and
                                   Forward the check and your         account number on your check.
                                   application to State Street        Make your check payable to
                                   Research.                          "State Street Research Funds."
                                                                      Forward the check and slip to
                                                                      State Street Research.

[CAPITAL BUILDING] By Federal      Call to obtain an account          Call State Street Research to
                   Funds Wire      number and forward your            obtain a control number.
                                   application to State Street        Instruct your bank to wire
                                   Research. Wire funds using the     funds to:
                                   instructions at right.             o State Street Bank and Trust
                                                                        Company, Boston, MA
                                                                      o ABA: 011000028
                                                                      o BNF: fund name and share
                                                                        class you want to buy
                                                                      o AC: 99029761
                                                                      o OBI: your name and your
                                                                        account number
                                                                      o Control: the number given to
                                                                        you by State Street Research


By Electronic [PLUG]               Verify that your bank is a         Call State Street Research to
Funds Transfer                     member of the ACH (Automated       verify that the necessary bank
(ACH)                              Clearing House) system.            information is on file for
                                   Forward your application to        your account. If it is, you
                                   State Street Research. Please      may request a transfer by
                                   be sure to include the             telephone or Internet. If not,
                                   appropriate bank information.      please ask State Street
                                   Call State Street Research to      Research to provide you with
                                   request a purchase.                an EZ Trader application.

[CALENDAR] By Investamatic         Forward your application, with     Call State Street Research to
                                   all appropriate sections           verify that Investamatic is in
                                   completed, to State Street         place on your account, or to
                                   Research, along with a check       request a form to add it.
                                   for your initial investment        Investments are automatic once
                                   payable to "State Street           Investamatic is in place.
                                   Research Funds."

By Exchange [ARROWS GOING IN       Read the prospectus for the fund   Read the prospectus for the fund
             OPPOSITE DIRECTIONS]  into which you are exchanging.     into which you are exchanging.
                                   Call State Street Research or      Call State Street Research or
                                   visit our Web site.                visit our Web site.

State Street Research Service Center  PO Box 8408, Boston, MA 02266-8408   Internet www.StateStreetResearch.com
Call toll-free: 1-87-SSR-FUNDS (1-877-773-8637) (business days 8:00 a.m. - 6:00 p.m., eastern time)

      18                    Your Investment continued
--------------------------------------------------------------------------------


[CASH REGISTER] Policies for Selling Shares

Circumstances that Require Written Requests Please submit instructions in writing when any of the following apply:

o     you are selling more than $100,000 worth of shares

o     the name or address on the account has changed within the last 30 days

o you want the proceeds to go to a name or address not on the account registration

o you are transferring shares to an account with a different registration or share class

o you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

      corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

Incomplete Sell Requests State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

Timing of Requests All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Requests received thereafter will be executed the following day, at that day's closing share price.

Wire Transactions Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

Selling Recently Purchased Shares If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                         Instructions for Selling Shares                   19
--------------------------------------------------------------------------------


[BRIEFCASE]  Through a            Consult your financial professional or your
             Professional         program materials.
             or Program

By Mail [MAILBOX]                 Send a letter of instruction, an endorsed
                                  stock power or share certificates (if you hold certificate shares) to State Street Research.
                                  Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).

[CAPITAL BUILDING] By Federal     Check with State Street Research to make sure
                   Funds Wire     that a wire redemption privilege, including a
                                  bank designation, is in place on your account.
                                  Once this is established, you may place your request to sell shares with State Street
                                  Research. Proceeds will be wired to your pre-designated bank account. (See "Wire
                                  Transactions" on facing page.)


By Electronic [PLUG]              Check with State Street Research to make sure
Funds Transfer                    that the EZ Trader feature, including a bank
(ACH)                             designation, is in place on your account. Once
                                  this is established, you may place your
                                  request to sell shares with State Street
                                  Research by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

[COMPUTER] By Internet            Visit our Web site. Certain limitations may
                                  apply.


By Telephone [TELEPHONE]          As long as the transaction does not require a
                                  written request (see facing page), you or your financial professional can sell shares by calling State Street Research. A check will be mailed to your address of record on the following business day.

[ARROWS GOING IN  By Exchange     Read the prospectus for the fund into which
OPPOSITE DIRECTIONS]              you are exchanging. Call State Street Research
                                  or visit our Web site.

By Systematic [CALENDAR]          See plan information on page 23.
Withdrawal Plan

[CHECK] By Check                  The checkwriting privilege is available for
                                  Class A shares only. If you have requested this privilege on your application, you may write checks for amounts of $500 or more.


State Street Research Service Center PO Box 8408, Boston, MA 02266-8408
                                            Internet www.StateStreetResearch.com
Call toll-free: 1-87-SSR-FUNDS (1-877-773-8637) (business days 8:00 a.m. - 6:00
p.m., eastern time)

      20                    Your Investment continued
--------------------------------------------------------------------------------


[POLICIES] Account Policies


Telephone and Internet Requests When you open an account you automatically receive telephone privileges, allowing you to place requests for your account by telephone. Your financial professional can also use these privileges to request exchanges on your account and, with your written permission, redemptions. For your protection, all telephone calls are recorded.

You may also use our Web site for submitting certain requests over the Internet.

As long as State Street Research takes certain measures to authenticate requests over the telephone or Internet for your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. Similarly, you may choose not to use the Internet for your account. The fund may suspend or eliminate the telephone or Internet privileges at any time.


Exchange Privileges There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class of your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

You must hold Class A shares of any fund for at least 30 days before you may exchange them for Class A shares of a different fund with a higher applicable sales charge.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

Accounts with Low Balances If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and

                                                                           21
                                                                           -----


mail the proceeds to you at the address of record or, depending on the circumstances, may deduct an annual maintenance fee (currently $18).

The Fund's Business Hours The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

Calculating Share Price The fund calculates its net asset value every business day at the close of regular trading on the New York Stock Exchange (but not later than 4:00 p.m. eastern time). NAV is calculated by dividing the fund's net assets by the number of its shares outstanding.

In calculating its NAV, the fund uses the last reported sale price or quotation for portfolio securities. However, in cases where these are unavailable, or when the investment manager believes that subsequent events have rendered them unreliable, the fund may use fair-value estimates instead.

Because foreign securities markets are sometimes open on different days from U.S. markets, there may be instances when the value of the fund's portfolio changes on days when you cannot buy or sell fund shares.

Reinstating Recently Sold Shares

For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

Additional Policies Please note that the fund maintains additional policies and reserves certain rights, including:


o Requirements for initial or additional investments, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs may be changed from time to time without further notice or supplement to this prospectus


o     All orders to purchase shares are subject to acceptance by the fund

o At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares

o The fund may delay sending you redemption proceeds for up to seven days, or longer if permitted by the SEC


o     The fund reserves the right to redeem in kind


o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly

      22                    Your Investment continued
--------------------------------------------------------------------------------


[MAGNIFYING GLASS] Tax Considerations

Unless your investment is in a tax-deferred account, you may want to avoid:


o investing a large amount in the fund close to the end of the fiscal year or a calendar year (if the fund makes a capital gains distribution, you will receive some of your investment back as a taxable distribution)


o selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss in the current year)

["UNCLE SAM"] Distributions and Taxes

Income and Capital Gains Distributions The fund distributes its net income and net capital gains to shareholders. Using projections of its future income, the fund declares dividends daily and pays them monthly. Net capital gains, if any, are distributed around the end of the fund's fiscal year, which is March 31. To comply with tax regulations, the fund may be required to pay an additional capital gains distribution in December.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

Tax Effects of Distributions and Transactions In general, any dividends and short-term capital gains distributions you receive from the fund are taxable as ordinary income. Distribu-tions of long-term capital gains are generally taxable as capital gains -- in most cases, at a different rate from that which applies to ordinary income.

The tax you pay on a given capital gains distribution generally depends on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares or whether you reinvest your distributions.

                                                                           23
                                                                           -----


Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

Backup Withholding By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

[HANDS] Investor Services

Investamatic Program Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments.

Systematic Withdrawal Plan

This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 12% of your fund assets a year (minimum $50 per withdrawal) without incurring any contingent deferred sales charges. Certain terms and minimums apply.


EZTrader This service allows you to purchase or sell fund shares over the telephone or over the Internet through the ACH (Automated Clearing House) system.


Dividend Allocation Plan This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

Automatic Bank Connection This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

Retirement Plans State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees.


Call 1-87-SSR-FUNDS (1-877-773-8637) for information on any of the services described above.

      24                        Other Information
--------------------------------------------------------------------------------


[POLICIES] Other Securities and Risks

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 2. Below are brief descriptions of other securities and practices, along with their associated risks.

Restricted and Illiquid Securities Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation -- and the valuation of the fund -- may have a subjective element.

Securities Ratings When securities are rated by one or more independent rating agencies, the fund uses these ratings to determine credit quality. In cases where a security is rated in conflicting categories by different rating agencies, the fund may choose to follow the higher rating. If a security is unrated, the fund may assign it to a given category based on its own credit research. If a rating agency downgrades a security, the fund will determine whether to hold or sell the security, depending on all of the facts and circumstances at that time.

Foreign Investments Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economical risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. The fund may use foreign currencies and related instruments to hedge its foreign investments.

Derivatives Derivatives, a category that includes options and futures, are financial instruments whose value derives from one or more securities, indices or currencies. The fund may use certain derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). The

                                                                           25
                                                                           -----


fund may also use certain derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

Zero (or Step) Coupons A zero coupon security is a debt security that is purchased and traded at discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the fund and the fund is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the fund to liquidate portfolio securities at a disadvantageous time.

Securities Lending The fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the fund could lose money.

When-issued Securities The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Defensive Investing During unusual market conditions, the fund may place up to 100% of total assets in cash or high-quality, short-term debt securities. To the extent that the fund does this, it is not pursuing its goal.

     26                      Financial Highlights
--------------------------------------------------------------------------------


These highlights are intended to help you understand the fund's performance over the past five years. The information in these tables has been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. Their report and the fund's financial statements are included in the fund's annual report, which is available upon request. Total return figures assume reinvestment of all distributions.

                                                                               Class A
                                                    ------------------------------------------------------------------
                                                                        Years ended March 31
Per Share Data                                       1996(a)       1997(a)      1998(a)      1999(a)       2000(a)
----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year ($)               5.80          5.95         6.01         6.62          5.65
                                                     -----         -----        -----        -----         -----
    Net investment income ($)                         0.52          0.59         0.58         0.58          0.52
    Net realized and unrealized gain (loss)
    on investments, foreign currency and
    forward contracts ($)                             0.20         (0.01)        0.63        (0.80)        (0.60)
                                                     -----         -----        -----        -----         -----
 Total from investment operations ($)                 0.72          0.58         1.21        (0.22)        (0.08)
                                                     -----         -----        -----        -----         -----
    Dividends from net investment income ($)         (0.56)        (0.52)       (0.60)       (0.58)        (0.52)
    Distributions from capital gains ($)            (0.01)           --           --        (0.09)           --
    Distribution in excess of capital gains     ($)    --            --           --        (0.08)           --
                                                     -----         -----        -----        -----         -----
 Total distributions ($)                             (0.57)        (0.52)       (0.60)       (0.75)        (0.52)
                                                     -----         -----        -----        -----         -----
 Net asset value, end of year ($)                     5.95          6.01         6.62         5.65          5.05
                                                     =====         =====        =====        =====         =====
 Total return (%)(b)                                 12.85         10.30        20.98        (3.19)        (1.65)

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------
 Net assets at end of year ($ thousands)           646,473       658,413      718,705      648,217       501,042
 Expense ratio (%)                                    1.17          1.10         1.10         1.06          1.12
 Expense ratio after expense reductions (%)           1.17          1.10         1.10         1.05          1.11
 Ratio of net investment income
 to average net assets (%)                            8.88          9.70         9.10         9.63          9.50
 Portfolio turnover rate (%)                         56.47         81.75        70.53        53.46         50.49

                                                                        Class B(1)
                                                    -----------------------------------------------------
                                                                   Years ended March 31
Per Share Data                                             1999(a)(e)                   2000(a)
---------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year ($)                       5.62                       5.62
                                                             -----                      -----
    Net investment income ($)                                 0.12                       0.47
    Net realized and unrealized gain (loss)
    on investments, foreign currency and
    forward contracts ($)                                     0.01                      (0.60)
                                                             -----                      -----
 Total from investment operations ($)                         0.13                      (0.13)
                                                             -----                      -----
    Dividends from net investment income ($)                 (0.13)                     (0.48)
    Distributions from net realized gains ($)                   --                         --
                                                             -----                      -----
    Distribution in excess of net realized gains ($)            --                         --
                                                             -----                      -----
 Total distributions ($)                                     (0.13)                     (0.48)
                                                             -----                      -----
 Net asset value, end of year ($)                             5.62                       5.01
                                                             =====                      =====
 Total return (%)(b)                                          2.25(c)                   (2.57)

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------
 Net assets at end of year ($ thousands)                    12,732                     36,038
 Expense ratio (%)                                            1.74(d)                    1.87
 Expense ratio after expense reductions (%)                   1.73(d)                    1.86
 Ratio of net investment income
 to average net assets (%)                                    8.81(d)                    8.76
 Portfolio turnover rate (%)                                 53.46                      50.49

                                                                           27
                                                                           -----

                                                                                          Class B
                                                           ------------------------------------------------------------------------
                                                                                    Years ended March 31
Per Share Data                                               1996(a)        1997(a)        1998(a)        1999(a)        2000(a)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year ($)                      5.79           5.93           5.98           6.58           5.62
                                                            -----          -----          -----          -----          -----
    Net investment income ($)                                0.46           0.55           0.53           0.53           0.47
    Net realized and unrealized gain (loss)
    on investments, foreign currency and
    forward contracts ($)                                    0.21          (0.02)          0.62          (0.79)         (0.59)
                                                            -----          -----          -----          -----          -----
 Total from investment operations ($)                        0.67           0.53           1.15          (0.26)         (0.12)
                                                            -----          -----          -----          -----          -----
    Dividends from net investment income ($)                (0.52)         (0.48)         (0.55)         (0.53)         (0.48)
    Distributions from net realized gains ($)               (0.01)            --             --          (0.09)            --
    Distribution in excess of net realized gains ($)           --             --             --          (0.08)            --
                                                            -----          -----          -----          -----          -----
 Total distributions ($)                                    (0.53)         (0.48)         (0.55)         (0.70)         (0.48)
                                                            -----          -----          -----          -----          -----
 Net asset value, end of year ($)                            5.93           5.98           6.58           5.62           5.02
                                                            =====          =====          =====          =====          =====
 Total return (%)(b)                                        12.06           9.35          20.02          (3.77)         (2.38)

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets at end of year ($ thousands)                  185,735        259,077        345,797        336,420        230,786
 Expense ratio (%)                                           1.92           1.85           1.85           1.81           1.87
 Expense ratio after expense reductions (%)                  1.92           1.85           1.85           1.80           1.86
 Ratio of net investment income
 to average net assets (%)                                   7.95           9.01           8.36           8.90           8.76
 Portfolio turnover rate (%)                                56.47          81.75          70.53          53.46          50.49

                                                                                             Class C
                                                          ------------------------------------------------------------------------
                                                                                       Years ended March 31
Per Share Data                                                   1996(a)        1997(a)       1998(a)       1999(a)        2000(a)
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year ($)                          5.79           5.93          5.99          6.59           5.63
                                                                -----          -----         -----         -----          -----
    Net investment income ($)                                    0.46           0.54          0.53          0.53           0.48
    Net realized and unrealized gain (loss)
    on investments, foreign currency and
    forward contracts ($)                                        0.21          (0.00)         0.62         (0.79)         (0.61)
                                                                -----          -----         -----         -----          -----
 Total from investment operations ($)                            0.67           0.54          1.15         (0.26)         (0.13)
                                                                -----          -----         -----         -----          -----
    Dividends from net investment income ($)                    (0.52)         (0.48)        (0.55)        (0.53)         (0.48)
    Distributions from net realized gains ($)                   (0.01)            --            --         (0.09)            --
    Distribution in excess of net realized gains ($)               --             --            --         (0.08)            --
                                                                -----          -----         -----         -----          -----
 Total distributions ($)                                        (0.53)         (0.48)        (0.55)        (0.70)         (0.48)
                                                                -----          -----         -----         -----          -----
 Net asset value, end of year ($)                                5.93           5.99          6.59          5.63           5.02
                                                                =====          =====         =====         =====          =====
 Total return (%)(b)                                            12.05           9.52         19.99         (3.76)         (2.57)

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
 Net assets at end of year ($ thousands)                       15,262         28,488        34,586        40,342         26,154
 Expense ratio (%)                                               1.92           1.85          1.85          1.81           1.87
 Expense ratio after expense reductions (%)                      1.92           1.85          1.85          1.80           1.86
 Ratio of net investment income
 to average net assets (%)                                       7.91           9.09          8.35          8.91           8.77
 Portfolio turnover rate (%)                                    56.47          81.75         70.53         53.46          50.49

(a)   Per share figures have been calculated using the average shares method.
(b)   Does not reflect any front-end or contingent deferred sales charges.
(c)   Not annualized.
(d)   Annualized.
(e)   January 1, 1999 (commencement of share class) to March 31, 1999.

      28                 Financial Highlights continued
--------------------------------------------------------------------------------

                                                                                        Class S
                                                         ------------------------------------------------------------------------
                                                                                  Years ended March 31
Per Share Data                                              1996(a)        1997(a)        1998(a)        1999(a)         2000(a)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year ($)                     5.78           5.92           5.98           6.58            5.61
                                                           -----          -----          -----          -----           -----
    Net investment income ($)                               0.53           0.61           0.59           0.58            0.53
    Net realized and unrealized gain (loss)
    on investments, foreign currency and
    forward contracts ($)                                   0.20          (0.01)          0.63          (0.79)          (0.60)
                                                           -----          -----          -----          -----           -----
 Total from investment operations ($)                       0.73           0.60           1.22          (0.21)          (0.07)
                                                           -----          -----          -----          -----           -----
    Dividends from net investment income ($)               (0.58)         (0.54)         (0.62)         (0.59)          (0.53)
    Distributions from capital gains ($)                   (0.01)            --             --          (0.09)             --
    Distribution in excess of capital gains ($)               --             --             --          (0.08)             --
                                                           -----          -----          -----          -----           -----
 Total distributions ($)                                   (0.59)         (0.54)         (0.62)         (0.76)          (0.53)
                                                           -----          -----          -----          -----           -----
 Net asset value, end of year ($)                           5.92           5.98           6.58           5.61            5.01
                                                           =====          =====          =====          =====           =====
 Total return (%)(b)                                       13.19          10.63          21.22          (2.97)          (1.41)

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
 Net assets at end of year ($ thousands)                   3,840          6,255          7,860         48,384          45,737
 Expense ratio (%)                                          0.92           0.85           0.85           0.81            0.87
 Expense ratio after expense reductions (%)                 0.92           0.85           0.85           0.80            0.86
 Ratio of net investment income
 to average net assets (%)                                  8.97          10.04           9.36          10.00            9.81
 Portfolio turnover rate (%)                               56.47          81.75          70.53          53.46           50.49

(a)   Per share figures have been calculated using the average shares method.
(b)   Does not reflect any front-end or contingent deferred sales charges.

                                Board of Trustees                          29
--------------------------------------------------------------------------------

[COLUMNS] The Board of Trustees is responsible for the operation of the fund. They establish the fund's major policies, review investments, and provide guidance to the investment manager and others who provide services to the fund. The Trustees have diverse backgrounds and substantial experience in business and other areas.


Gerard P. Maus

Chief Financial Officer, Chief
Administrative Officer, Director and
Interim Chief Operating Officer,
State Street Research & Management
Company


Bruce R. Bond

Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban

Former Senior Vice President for Finance and Operations and Treasurer,
The Pennsylvania State University

Dean O. Morton

Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips

Dean, School of Business and Public Management, George Washington University, former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures Trading Commission


Toby Rosenblatt

President, Founders Investments Ltd.
President, The Glen Ellen Company


Michael S. Scott Morton

Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

                           For Additional Information
--------------------------------------------------------------------------------

If you have questions about the fund or would like to request a free copy of the current annual/semiannual report or SAI, contact State Street Research or your financial professional.


[LOGO] STATE STREET RESEARCH
Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-87-SSR-FUNDS (1-877-773-8637)
Internet: www.StateStreetResearch.com

You can also obtain information about the fund, including the SAI and certain other fund documents, on the SEC's EDGAR database on the Internet at www.sec.gov, by electronic request at publicinfo@sec.gov, in person at the SEC's Public Reference Room in Washington, DC (telephone 1-202-942-8090) or by mail by sending your request, along with a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-0102.


prospectus
---------------------------
SEC File Number: 811-4559

You can find additional information on the fund's structure and its performance in the following documents:


Annual/Semiannual Reports While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants on the fund's financial statements.

Ticker Symbols
--------------------------------------------------------------------------------
 Class A                                                                   SSHAX
 Class B(1)                                                                SSHPX
 Class B                                                                   SSHBX
 Class C                                                                   SSHDX
 Class S (proposed)                                                        SSHCX


Statement of Additional Information (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

                                                                    HI-2161-0700
                                                 Control Number: (exp0801)SSR-LD

      Supplement No. 1 dated August 1, 2000
--------------------------------------------------------------------------------

to    Prospectus dated August 1, 2000

for   State Street Research Strategic Growth & Income Fund
      A series of State Street Research Income Trust

      Subject to shareholder approval as described below, the following policy changes are expected to be made:

      Investment Policy Changes

      The fundamental policy regarding diversification of investments would be amended to allow the fund to invest a greater percentage of fund assets in other mutual funds. The policy will be amended so that the provisions that limit the fund's investments in any one issuer to 5% of the fund's total assets and prevent the fund from investing in more than 10% of the voting securities of any one issuer will not apply to the purchase of shares of other investment companies or U.S. Government securities as defined under the Investment Company Act of 1940.

      Rule 12b-1 Plan for Class A Shares

      The fund's Rule 12b-1 plan of distribution would be amended to allow the fund to increase its Rule 12b-1 fees. These fees are used to pay for service, distribution and marketing expenses related to sales of Class A shares of the fund. The current 25 basis point fee would be increased to 40 basis points (0.40% or .0040) of the net assets attributable to Class A shares. If approved, only 5 basis points (0.05% or .0005) of the increase would be implemented initially and any further increase will be subject to Trustee approval.

      For Further Information

      The two above policy changes will be effective upon, and subject to, shareholder approval at a meeting scheduled for September 2000, or any continued session thereof. For more detailed information about the changes, obtain a copy of the related Proxy Statement by calling the State Street Research Service Center at 1-87-SSR-FUNDS (1-877-773-8637) after July 7, 2000.

                                                                   SGI-2163-0700
      [LOGO] STATE STREET RESEARCH               Control Number: (exp0701)SSR-LD

                          [LOGO] STATE STREET RESEARCH

                         Strategic Growth & Income Fund

                               [GRAPHIC OF CLOCK]
--------------------------------------------------------------------------------

                                                       An asset allocation fund
                                                       investing in a dynamic
                                                       mix of stocks, bonds and
                                                       other securities.


                                                       Prospectus
                                                       August 1, 2000


This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


This prospectus will also be available in Chinese and Spanish in September by calling the State Street Research Service Center at 1-888-638-3193.

                                    Contents                               1
--------------------------------------------------------------------------------


        2  The Fund
         --------------------

        2  Goal and Strategies
        3  Principal Risks
        6  Volatility and Performance
        8  Investor Expenses
       10  Investment Management

       11  Your Investment
         --------------------

       11  Opening an Account
       11  Choosing a Share Class
       12  Sales Charges
       15  Dealer Compensation
       16  Buying and Selling Shares
       20  Account Policies
       22  Distributions and Taxes
       23  Investor Services

       24  Other Information
         --------------------

       24  Other Securities and Risks
       26  Financial Highlights
       29  Board of Trustees

Back Cover For Additional Information

    2                               The Fund
--------------------------------------------------------------------------------


[CHESS PIECE] Goal and Strategies

Fundamental Goal The fund seeks a high total return while attempting to limit investment risk and preserve capital.

Principal Strategies In managing its portfolio, the fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments. Drawing on its analysis of financial trends and market conditions, the investment manager monitors and adjusts those allocations from time to time. The fund has wide flexibility in the relative weightings given to each category; however, it intends to remain diversified across categories.

The assets allocated to the stock and bond categories undergo a further allocation process. The portfolio manager assigns varying percentages to individual investment team members. Some team members are responsible for particular types of stock investments, such as stocks of larger companies, smaller companies, companies that appear to be trading below their true worth or international companies.


Other members are responsible for various types of bond investments, such as investment grade securities, junk bonds and international debt. The fund reserves the right to invest up to 25% of total assets in junk bonds (at the time of purchase, within Standard & Poor's BB or B major rating categories or Moody's Ba or B major rating categories, or their unrated equivalents).


[MAGNIFYING GLASS] Who May Want To Invest

State Street Research Strategic Growth & Income Fund is designed for investors who seek one or more of the following:

o     a foundation for a long-term portfolio

o     professional asset allocation within a single fund

o     a fund that is highly diversified

The fund is not appropriate for investors who:

o     want to avoid even moderate volatility or possible losses

o     are seeking either maximum growth or high income

o     are making short-term investments

o     are investing emergency reserve money

                                                                           3
                                                                           -----


Based on its economic outlook, the fund may allocate a portion of its investments to inflation-responsive securities: securities that tend to appreciate when inflation rates increase. These may include stocks of energy and natural resource companies, commodities and precious metals.

The fund generally does not invest substantially in money market instruments, such as high-quality short-term U.S. securities. However, it will hold cash for defensive purposes during unusual market conditions or to maintain liquidity.

For more information about the fund's investments and practices, see page 24.

[STOP SIGN] Principal Risks

Because the fund pursues an asset allocation strategy, its major risks include the risk that the fund will not correctly anticipate the relative performance of different asset categories over specific periods. In such cases, the fund may underperform other types of asset allocation investments or other types of investments in general.

To the extent that the fund invests in stocks, it takes on the risks of stock investing, including sudden, unpredictable drops in value and the potential for lackluster performance.

In addition, certain categories of stocks may involve particular types of risk. Growth stocks generally are more sensitive to market movements, in part because their prices tend to reflect future expectations. Smaller company stocks also tend to be more sensitive to market movements, usually because they may be thinly traded or the companies may be less able to withstand hard times. Larger, more established companies may be unable to respond as quickly to competitive challenges. Stocks that appear to be trading below their true worth may not achieve their expected values because the factors causing them to be underpriced do not change.

To the extent that the fund invests in bonds, it takes on the risks of bond investing, including the tendency of prices to fall when interest rates rise. This risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer

    4                          The Fund continued
--------------------------------------------------------------------------------


could default on principal or interest payments, causing a loss for the fund. Junk bonds have a higher risk of default than investment grade bonds, are more affected by the financial health of the issuer and the economy generally, and their market prices can be more volatile.


Foreign securities present risks beyond those of U.S. securities. They are generally more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Moreover, changes in currency exchange rates have the potential to reduce or eliminate certain gains achieved in securities markets or create net losses. These risks are usually higher for investments in less developed markets.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.



Inflation-responsive investments may not fully compensate for the effects of inflation. Stocks of energy and natural resource companies usually are affected by variations in the markets for their commodities.

Because of the fund's management approach, which may include short-term trading, the fund's portfolio turnover rate may be above-average at times for an asset allocation fund. High turnover can increase the fund's brokerage costs and may be increase your tax liability if there are capital gains.

The fund's shares will rise and fall in value and there is a risk that you could lose money by investing in the fund. Also, the fund cannot be certain that it will achieve its goal. Finally, fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Information on other securities and risks appears on page 24.

A "snapshot" of the fund's investments may be found in the current annual or semiannual report (see back cover).

                                                                           5
                                                                           -----


[MAGNIFYING GLASS] What is Asset Allocation?

Asset allocation is a strategy used to apportion investments among categories of assets, such as stocks, bonds and money market instruments. In many instances, various categories will respond differently to economic conditions. To the extent that they do, having a portfolio diversified across multiple categories can help limit volatility by cushioning the impact of poor performance from any one type of investment. Investing across several different asset categories can also enhance long-term performance by capturing the opportunities available in each area at different times.

Through an asset allocation fund, investors can benefit from the experience of a professional manager who analyzes market and economic conditions to identify the most promising asset classes. Some funds take a more structured approach to asset allocation, varying only slightly from their "neutral" proportions of stocks, bonds and money market instruments. Other funds take a "market timer" approach, making dramatic shifts among asset classes in response to short-term market conditions. This fund generally avoids both extremes. It is not bound by any "neutral" allocation and it has no set limits on the percentage of its assets that must be invested in any one category or sector, giving it the ability to adapt to changing markets and invest wherever opportunities appear greatest. On the other hand, the fund tends to avoid large, sudden shifts in the composition of its portfolio, taking a more incremental approach to asset allocation by focusing on longer term market conditions. In addition, this fund has added another category, inflation-responsive investments.

By pursuing an asset allocation strategy through diligent research and active management, the fund is designed to be the cornerstone of an investor's long-term portfolio.

    6                     Volatility and Performance
--------------------------------------------------------------------------------


   [The following table was depicted as a bar chart in the printed material.]

                                                                               Years ended December 31
                                         -------------------------------------------------------------------------------------------
Year-by-Year Total Return (Class A)       1990     1991     1992     1993      1994     1995      1996     1997     1998     1999
------------------------------------------------------------------------------------------------------------------------------------
                                         (3.24)   21.04     7.86    22.08     (5.85)   22.75     20.13    16.27     8.25    12.95

                               Best quarter: fourth quarter 1999, up 11.09%  Return from 1/1/00 - 6/30/00 (not annualized): up 3.31%
                               Worst quarter: third quarter 1998, down 9.12%

                                                                                              As of December 31, 1999
                                                                                  --------------------------------------------------
Average Annual Total Return                                                        1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------
                                  Class A (%)                                        6.46               14.59            11.11
                                  Class B(1) (%)(a)                                  7.16               14.88            11.23
                                  Class B (%)                                        7.07               14.86            11.22
                                  Class C (%)                                       11.14               15.08            11.23
                                  Class S (%)                                       13.23               16.21            11.95
                                  S&P 500 Index (%)                                 21.03               28.54            18.19
                                  Lehman Brothers Aggregate Bond Index (%)          (0.82)               7.73             7.70
                                  Lipper Flexible Portfolio Funds Index (%)          9.82               16.37            12.23

(a) Performance for Class B(1) reflects Class B performance through December 31,1998. Class B(1) was introduced on January 1,1999.

                                                                           7
                                                                           -----


[MAGNIFYING GLASS] Understanding Volatility and Performance

The chart and table on the opposite page are designed to show two aspects of the fund's track record:

o Year-by-Year Total Return shows how volatile the fund has been: how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but not sales charges. If sales charges had been included, returns would have been less than shown.

o Average Annual Total Return is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate.

Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

Also included with the fund's average annual returns are three independent measures of performance. Two are unmanaged indices: the S&P 500 (officially, the "Standard & Poor's 500 Composite Stock Price Index") which includes 500 U.S. stocks, and the Lehman Brothers Aggregate Bond Index which includes fixed-rate debt issues rated investment grade or higher. The Lipper Flexible Portfolio Funds Index shows the performance of a category of mutual funds with similar goals. The Lipper index shows you how well the fund has done compared to competing funds.


While the fund does not seek to match the returns or the volatility of any index, these indices are good indicators of general stock and bond market performance, and can be used as rough guides when gauging the return of this and other investments. When making comparisons, keep in mind that none of the indices include the effects of sales charges. Also, even if your portfolio were identical to the S&P 500 or the Lehman index, your returns would always be lower, because these indices do not include brokerage and administrative expenses.


Keep in mind that past performance is no guarantee of future results.

    8                          Investor Expenses
--------------------------------------------------------------------------------

                                                                               Class descriptions begin on page 11
                                                                  ------------------------------------------------------------------
Shareholder Fees (% of offering price)                            Class A     Class B(1)     Class B       Class C      Class S
------------------------------------------------------------------------------------------------------------------------------------
                        Maximum front-end sales charge (load)       5.75          0.00         0.00         0.00         0.00
                        Maximum deferred sales charge (load)        0.00(a)       5.00         5.00         1.00         0.00

Annual Fund Operating Expenses (% of average net assets)          Class A     Class B(1)     Class B       Class C      Class S
------------------------------------------------------------------------------------------------------------------------------------
                        Management fee                              0.74          0.74         0.74         0.74         0.74
                        Service/distribution (12b-1) fees           0.25          1.00         1.00         1.00         0.00
                        Other expenses                              0.31          0.31         0.31         0.31         0.31
                        Total annual fund operating expenses*       1.30          2.05         2.05         2.05         1.05
                                                                    ----          ----         ----         ----         ----

                        *Because some of the fund's expenses have been
                         reduced through expense offset arrangements,
                         actual total operating expenses for the
                         prior year would have been:               1.29          2.04         2.04         2.04         1.04

Example                 Year                                      Class A     Class B(1)     Class B      Class C       Class S
------------------------------------------------------------------------------------------------------------------------------------
                         1                                         $700      $708/$208      $708/$208    $308/$208       $107
                         3                                         $963      $943/$643      $943/$643      $643          $334
                         5                                        $1,247   $1,303/$1,103  $1,303/$1,103   $1,103         $579
                        10                                        $2,053      $2,187         $2,187       $2,379        $1,283

(a)   Except for investments of $1 million or more; see page 13.

                                                                           9
                                                                           -----

[MAGNIFYING GLASS] Understanding Investor Expenses

The information on the opposite page is designed to give you an idea of what you should expect to pay in expenses as an investor in the fund:

o Shareholder Fees are costs that are charged to you directly. These fees are not charged on reinvestments or exchanges.

o Annual Fund Operating Expenses are deducted from the fund's assets every year, and are thus paid indirectly by fund investors.

o The Example is designed to allow you to compare the costs of this fund with those of other funds. It assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges. For Class B(1) and Class B shares, it also assumes the automatic conversion to Class A after eight years.

Where two numbers are shown separated by a slash, the first one assumes you sold all your shares at the end of the period, while the second assumes you stayed in the fund. Where there is only one number, the costs would be the same either way.


The figures in the example assume full annual expenses, and would be lower if they reflected the various expense reductions that may have been taken.


Investors should keep in mind that the example is for comparison purposes only. The fund's actual performance and expenses may be higher or lower.

    10                         The Fund continued
--------------------------------------------------------------------------------


[THINKER] Investment Management


The fund's investment manager is State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has approximately $54 billion in assets under management (as of June 30, 2000), including more than $19 billion in mutual funds.


The investment manager is responsible for the fund's investment and business activities, and receives the management fee as compensation. The management fee is 0.75% of the first $500 million of net assets, annually, 0.70% of the next $500 million, and 0.65% of any amount over $1 billion. The investment manager is a subsidiary of Metropolitan Life Insurance Company.


In July 2000, John H. Kallis assumed responsibility for the fund's day-to-day portfolio management. A senior vice president, he joined the firm in 1987 and has worked as an investment professional since 1963. Mr. Kallis is supported by an in-house team of investment specialists. Mr. Kallis assigns varying portions of the fund's portfolio to individual team members. The team members are responsible for differing types of bond and stock investments, such as government securities, corporate bonds, growth stocks or value stocks.

                                 Your Investment                           11
--------------------------------------------------------------------------------

[KEY] Opening an Account

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[CHECKLIST] Choosing a Share Class

The fund generally offers four share classes, each with its own sales charge and expense structure: Class A, Class B(1), Class C and Class S. The fund also offers Class B shares, but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B(1) shares (if investing for at least six years) or Class C shares (if investing for less than six years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

    12                      Your Investment continued
--------------------------------------------------------------------------------


Class A -- Front Load

o     Initial sales charge of 5.75% or less

o Lower sales charges for larger investments; see sales charge schedule at right

o Lower annual expenses than Class B(1) or Class C shares because of lower service/distribution (12b-1) fee of 0.25%

Class B(1) -- Back Load

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within six years

o     Annual service/distribution (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

Class B -- Back Load

o     Available only to current Class B shareholders; see page 13 for details

Class C -- Level Load

o     No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o     Lower deferred sales charge than Class B(1) shares

o     Annual service/distribution (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

Class S -- Special Programs

o Available only through certain retirement accounts, advisory accounts of the investment manager and other special programs, including programs through financial professionals with recordkeeping and other services; these programs usually involve special conditions and separate fees (consult your financial professional or your program materials)

o     No sales charges of any kind

o No service/distribution (12b-1) fees; annual expenses are lower than other share classes


Sales Charges

Class A -- Front Load

 when you invest        this % is           which equals
 this amount            deducted            this % of
                        for sales           your net
                        charges             investment
--------------------------------------------------------------------------------
 Up to $50,000            5.75                6.10
 $50,000 - $100,000       4.50                4.71
 $100,000 - $250,000      3.50                3.63
 $250,000 - $500,000      2.50                2.56
 $500,000 - $1 million    2.00                2.04
 $1 million or more            see next column

With Class A shares, you pay a sales charge when you buy shares.


If you are investing $1 million or more (either as a lump sum or through any of the methods described on the application), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) of up to 1% if you sell any

                                                                           13
                                                                           -----


shares within one year of purchasing them. See "Other CDSC Policies" on page 14.


Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (consult your financial professional or your program materials).

Class B(1) -- Back Load

                           this % of net asset value
when you sell shares       at the time of purchase (or
in this year after you     of sale, if lower) is deduct-
bought them                ed from your proceeds
--------------------------------------------------------------------------------
First year                         5.00
Second year                        4.00
Third year                         3.00
Fourth year                        3.00
Fifth year                         2.00
Sixth year                         1.00
Seventh or eighth year             None

With Class B(1) shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for six years or less, as described in the table above. See "Other CDSC Policies" on page 14.

Class B(1) shares automatically convert to Class A shares after eight years; Class A shares have lower annual expenses.

Class B -- Back Load

Class B shares are available only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds. Other investments made by current Class B shareholders will be in Class B(1) shares.

With Class B shares, you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less. The CDSC is a percentage of net asset value at the time of purchase (or of sale, if lower) and is deducted from your proceeds. When you sell shares in the first year after you bought them, the CDSC is 5.00%; second year, 4.00%; third year, 3.00%; fourth year, 3.00%; fifth year, 2.00%; sixth year or later, none. See "Other CDSC Policies" on page 14.

Class B shares automatically convert to Class A shares after eight years.

Class C -- Level Load

                           this % of net asset value
when you sell shares       at the time of purchase (or
in this year after you     of sale, if lower) is deduct-
bought them                ed from your proceeds
--------------------------------------------------------------------------------
First year                          1.00
Second year or later                None

    14                      Your Investment continued
--------------------------------------------------------------------------------

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. See "Other CDSC Policies" on this page.

Class C shares currently have the same annual expenses as Class B(1) shares, but never convert to Class A shares.

Class S -- Special Programs

Class S shares have no sales charges.

Other CDSC Policies

The CDSC will be based on the net asset value of the shares at the time of purchase (or sale, if lower). Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC, the fund will always use the shares with the lowest applicable CDSC to fill your sell requests.

The CDSC is waived on shares sold for participants initiated distributions from State Street Research prototype retirement plans. In other cases, the CDSC is waived on shares sold for mandatory retirement distributions or for distributions because of disability or death. Consult your financial professional or the State Street Research Service Center for more information.

[MAGNIFYING GLASS] Understanding Service/Distribution Fees


As noted in the descriptions on pages 12 through 14, all share classes except Class S have an annual service/distribution fee, also called a 12b-1 fee.

Under its current 12b-1 plans, the fund may pay certain service and distribution fees for these classes out of fund assets. Because 12b-1 fees are an ongoing expense, they will increase the cost of your investment and, over time, could potentially cost you more than if you had paid other types of sales charges. For that reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.

Some of the 12b-1 fees are used to compensate those financial professionals who sell fund shares and provide ongoing service to shareholders. The table on page 15 shows how these professionals' compensation is calculated.


The fund may continue to pay 12b-1 fees even if the fund is subsequently closed to new investors.

                                                                           15
                                                                           -----


[CHECK] Dealer Compensation


Financial professionals who sell shares of State Street Research funds and perform services for fund investors may receive sales commissions, annual fees and other compensation. These are paid by the fund's distributor, using money from sales charges, service/distribution (12b-1) fees and its other resources.

Brokers and agents may charge a transaction fee on orders of fund shares placed directly through them. The distributor may pay its affiliate MetLife Securities, Inc. additional compensation of up to 0.25% of certain sales or assets.

Dealer Commissions (%)           Class A   Class B(1) Class B   Class C  Class S
--------------------------------------------------------------------------------
Initial commission              See below    4.00     4.00      1.00      0.00
 Investments up to $50,000         5.00       --       --        --        --
 $50,000 to $100,000               4.00       --       --        --        --
 $100,000 to $250,000              3.00       --       --        --        --
 $250,000 to $500,000              2.00       --       --        --        --
 $500,000 to $1 million            1.75       --       --        --        --
 First $1-3 million                1.00(a)    --       --        --        --
 Next $2 million                   0.75(a)    --       --        --        --
 Next $2 million                   0.50(a)    --       --        --        --
 Next $1 and above                 0.25(a)    --       --        --        --
Annual fee                         0.25      0.25     0.25      1.00      0.00


Brokers for Portfolio Trades

When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider the sale of shares of the State Street Research funds by the broker.

(a) If your broker declines this commission, the one-year CDSC on your investment is waived.

    16                      Buying and Selling Shares
--------------------------------------------------------------------------------


[CASH REGISTER] Policies for Buying Shares

Once you have chosen a share class, the next step is to determine the amount you want to invest.

Minimum Initial Investments:

o     $1,000 for accounts that use the Investamatic program(a)

o     $2,000 for Individual Retirement Accounts(a)

o     $2,500 for all other accounts

Minimum Additional Investments:

o     $50 for any account

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

Timing of Requests All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Orders received thereafter will be executed the following day, at that day's closing share price.

Wire Transactions Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. If the New York Stock Exchange closes before 4:00 p.m. eastern time, you may be unable to make a same-day wire investment. Your bank may charge a fee for wiring money.

(a) Except $500 for Individual Retirement Accounts during special promotional periods.

                         Instructions for Buying Shares                    17
--------------------------------------------------------------------------------

                                   To Open an Account                 To Add to an Account
[BRIEFCASE] Through a              Consult your financial             Consult your financial
            Professional           professional or your program       professional or your program
            or Program             materials.                         materials.

By Mail [MAILBOX]                  Make your check payable to         Fill out an investment slip, or
                                   "State Street Research Funds."     indicate the fund name and account
                                   Forward the check and your         number on your check. Make your
                                   application to State Street        check payable to "State Street
                                   Research.                          Research Funds." Forward the check
                                                                      and slip to State Street Research.

[CAPITAL BUILDING] By Federal      Call to obtain an account          Call State Street Research to obtain
                   Funds Wire      number and forward your            a control number. Instruct your bank
                                   application to State Street        to wire funds to:
                                   Research. Wire funds using          o State Street Bank and Trust Company,
                                   the instructions at right.            Boston, MA
                                                                       o ABA: 011000028
                                                                       o BNF: fund name and share class you
                                                                         want to buy
                                                                       o AC: 99029761
                                                                       o OBI: your name and your account number
                                                                       o Control: the number given to you by
                                                                         State Street Research


By Electronic   [PLUG]             Verify that your bank is           Call State Street Research to verify
Funds Transfer                     a member of the ACH                that the necessary bank information is
(ACH)                              (Automated Clearing House)         on file for your account. If it is, you
                                   system. Forward your               may request a transfer by telephone or
                                   application to State Street        Internet. If not, please ask State Street
                                   Research. Please be sure to        Research to provide you with an EZ
                                   include the appropriate            Trader application.
                                   bank information. Call
                                   State Street Research to
                                   request a purchase.


[CALENDAR] By Investamatic         Forward your application,          Call State Street Research to verify
                                   with all appropriate sections      that Investamatic is in place on your
                                   completed, to State Street         account, or to request a form to add it.
                                   Research, along with a check       Investments are automatic once
                                   for your initial investment        Investamatic is in place.
                                   payable to "State Street
                                   Research Funds."


By Exchange [ARROWS GOING IN       Read the prospectus for            Read the prospectus for the fund into
             OPPOSITE DIRECTIONS]  the fund into which you            which you are exchanging. Call State
                                   are exchanging. Call State         Street Research or visit our Web site.
                                   Street Research or visit
                                   our Web site.

State Street Research Service Center  PO Box 8408, Boston, MA 02266-8408        Internet www.StateStreetResearch.com
Call toll-free: 1-87-SSR-FUNDS (1-877-773-8637) (business days 8:00 a.m. - 6:00 p.m., eastern time)

    18                     Your Investment continued
--------------------------------------------------------------------------------


[CASH REGISTER] Policies for Selling Shares

Circumstances that Require Written Requests Please submit instructions in writing when any of the following apply:

o     you are selling more than $100,000 worth of shares

o     the name or address on the account has changed within the last 30 days

o you want the proceeds to go to a name or address not on the account registration

o you are transferring shares to an account with a different registration or share class

o you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

      corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

Incomplete Sell Requests State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

Timing of Requests All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Requests received thereafter will be executed the following day, at that day's closing share price.

Wire Transactions Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

Selling Recently Purchased Shares If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                        Instructions for Selling Shares                   19
--------------------------------------------------------------------------------


[BRIEFCASE]  Through a          Consult your financial professional or your
             Professional       program materials.
             or Program

By Mail [MAILBOX]               Send a letter of instruction, an endorsed stock
                                power or share certificates (if you hold certificate shares) to State Street Research.
                                Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).

[CAPITAL BUILDING] By Federal   Check with State Street Research to make sure
                   Funds Wire   that a wire redemption privilege, including a
                                bank designation, is in place on your account.
                                Once this is established, you may place your request to sell shares with State Street
                                Research. Proceeds will be wired to your pre-designated bank account. (See "Wire
                                Transactions" on facing page.)


By Electronic [PLUG]            Check with State Street Research to make sure
Funds Transfer                  that the EZ Trader feature, including a bank
(ACH)                           designation, is in place on your account. Once
                                this is established, you may place your request to sell shares with State Street Research by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

[COMPUTER] By Internet          Visit our Web site. Certain limitations may
                                apply.


By Telephone [TELEPHONE]        As long as the transaction does not require
                                a written request (see facing page), you or your financial professional can sell shares by calling State Street Research. A check will be mailed to your address of record on the following business day.

[ARROWS GOING IN  By Exchange   Read the prospectus for the fund into which you
OPPOSITE DIRECTIONS]            are exchanging. Call State Street Research or
                                visit our Web site.

By Systematic [CALENDAR]        See plan information on page 23.
Withdrawal Plan


State Street Research Service Center  PO Box 8408, Boston, MA 02266-8408
                                            Internet www.StateStreetResearch.com
Call toll-free: 1-87-SSR-FUNDS (1-877-773-8637) (business days 8:00 a.m. - 6:00
p.m., eastern time)

    20                     Your Investment continued
--------------------------------------------------------------------------------


[POLICIES] Account Policies


Telephone and Internet Requests When you open an account you automatically receive telephone privileges, allowing you to place requests for your account by telephone. Your financial professional can also use these privileges to request exchanges on your account and, with your written permission, redemptions. For your pro-tection, all telephone calls are recorded.

You may also use our Web site for submitting certain requests over the Internet.

As long as State Street Research takes certain measures to authenticate requests over the telephone or the Internet for your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. Similarly, you may choose not to use the Internet for your account. The fund may suspend or eliminate the telephone or Internet privileges at any time.


Exchange Privileges There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class of your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

You must hold Class A shares of any fund for at least 30 days before you may exchange them at net asset value for Class A shares of a different fund with a higher applicable sales charge.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

Accounts with Low Balances If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State

                                                                           21
                                                                           -----


Street Research may either sell your shares and mail the proceeds to you at the address of record or, depending on the circumstances, may deduct an annual maintenance fee (currently $18).

The Fund's Business Hours The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

Calculating Share Price The fund calculates its net asset value per share price every business day at the close of regular trading on the New York Stock Exchange (but not later than 4:00 p.m. eastern time). NAV is calculated by dividing the fund's net assets by the number of its shares outstanding.

In calculating its NAV, the fund uses the last reported sale price or quotation for portfolio securities. However, in cases where these are unavailable, or when the investment manager believes that subsequent events have rendered them unreliable, the fund may use fair-value estimates instead.

Because foreign securities markets are sometimes open on different days from U.S. markets, there may be instances when the value of the fund's portfolio changes on days when you cannot buy or sell fund shares.

Reinstating Recently Sold Shares For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

Additional Policies Please note that the fund maintains additional policies and reserves certain rights, including:


o Requirements for initial or additional investments, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs may be changed from time to time without further notice or supplement to this prospectus


o     All orders to purchase shares are subject to acceptance by the fund

o At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares

o The fund may delay sending you redemption proceeds for up to seven days, or longer if permitted by the SEC


o     The fund reserves the right to redeem in kind


o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service promptly

    22                      Your Investment continued
--------------------------------------------------------------------------------


[MAGNIFYING GLASS] Tax Considerations

Unless your investment is in a tax-deferred account, you may want to avoid:


o investing a large amount in the fund close to the end of the fiscal year or a calendar year (if the fund makes a capital gains distribution, you will receive some of your investment back as a taxable distribution)


o selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss in the current year)

["UNCLE SAM"] Distributions and Taxes

Income and Capital Gains Distributions The fund typically distributes any net income to shareholders four times a year. Net capital gains, if any, are typically distributed around the end of the fund's fiscal year, which is March
31. To comply with tax regulations, the fund may be required to pay an additional capital gains distribution in December.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

Tax Effects of Distributions and Transactions In general, any dividends and short-term capital gains distributions you receive from the fund are taxable as ordinary income. Distribu-tions of long-term capital gains are generally taxable as capital gains -- in most cases, at a different rate from that which applies to ordinary income.

The tax you pay on a given capital gains distribution generally depends on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares or whether you reinvest your distributions.

                                                                           23
                                                                           -----


Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

Backup Withholding By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

[HANDS] Investor Services

Investamatic Program Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments.

Systematic Withdrawal Plan This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 12% of your fund assets a year (minimum $50 per withdrawal) without incurring any contingent deferred sales charges. Certain terms and minimums apply.


EZTrader This service allows you to purchase or sell fund shares over the telephone or over the Internet through the ACH (Automated Clearing House) system.


Dividend Allocation Plan This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

Automatic Bank Connection This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

Retirement Plans State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees.


Call 1-87-SSR-FUNDS (1-877-773-8637) for information on any of the services described above.

    24                         Other Information
--------------------------------------------------------------------------------


[POLICIES] Other Securities and Risks

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 2. Below are brief descriptions of other securities and practices, along with their associated risks.

Restricted and Illiquid Securities Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

Securities Ratings When securities are rated by one or more independent rating agencies, the fund uses these ratings to determine credit quality. In cases where a security is rated in conflicting categories by different rating agencies, the fund may choose to follow the higher rating. If a rating agency downgrades a security, the fund will determine whether to hold or sell the security.



International Exposure Many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a

                                                                           25
                                                                           -----


whole, could adversely affect the price of fund shares.


Derivatives Derivatives, a category that includes options and futures, are financial instruments whose value derives from one or more securities, indices or currencies. The fund may use certain derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. The fund may also use certain derivatives for speculation (investing for potential income or capital gain).


While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.


Securities Lending The fund may seek additional income or fees by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the fund could lose money.


When-issued Securities The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.


Defensive Investing During unusual market conditions, the fund may place up to 100% of total assets in cash or high-quality, short-term debt securities. To the extent that the fund does this, it is not pursuing its goal.

Investments in Other Mutual Funds The fund may invest in securities of other mutual funds, including exchange-traded funds. To the extent the fund invests in another mutual fund, it assumes the risk associated with an investment in that fund, such as a disruption in the markets in which the other mutual fund invests.

Exchange-traded funds are purchased and sold like traditional publicy-traded securities. Many exchange-traded funds are intended to track the performance of a securities market index, such as the S&P 500. The price movement of any exchange-traded fund that intends to track a particular market index may not perfectly parallel the price action of the index. Because the markets for shares of many exchange-traded funds are new and still developing, those shares may, from time to time, be illiquid.

    26                        Financial Highlights
--------------------------------------------------------------------------------



These highlights are intended to help you understand the fund's performance over the past five years. The information in these tables has been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. Their report and the fund's financial statements are included in the fund's annual report, which is available upon request. Total return figures assume reinvestment of all distributions.

                                                                              Class A                                Class B(1)
                                                     -------------------------------------------------------------------------------
                                                                       Years ended March 31                     Years ended March 31
Per Share Data                                        1996(a)       1997(a)    1998(a)    1999(a)    2000(a)    1999(a)(e)   2000(a)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year ($)                 8.76         10.29      10.40      11.60      10.40      10.35        10.36
                                                     -------       -------    -------    -------    -------    -------      -------
   Net investment income ($)*                           0.23          0.21       0.22       0.25       0.24       0.04         0.17
   Net realized and unrealized gain (loss)
   on investments, foreign currency,
   forward contracts and futures contracts($)           1.72          1.05       2.61      (0.35)      1.48       0.01         1.45
                                                     -------       -------    -------    -------    -------    -------      -------
 Total from investment operations ($)                   1.95          1.26       2.83      (0.10)      1.72       0.05         1.62
                                                     -------       -------    -------    -------    -------    -------      -------
   Dividends from net investment income ($)            (0.26)        (0.28)     (0.23)     (0.22)     (0.22)     (0.04)       (0.14)
   Distributions from capital gains ($)                (0.16)        (0.87)     (1.40)     (0.87)     (0.21)        --        (0.21)
   Distribution in excess of capital gains ($)            --            --         --         --         --      (0.01)          --
                                                     -------       -------    -------    -------    -------    -------      -------
 Total distributions ($)                               (0.42)        (1.15)     (1.63)     (1.10)     (0.43)     (0.04)       (0.35)
                                                     -------       -------    -------    -------    -------    -------      -------
 Net asset value, end of year ($)                      10.29         10.40      11.60      10.40      11.69      10.36        11.63
                                                     =======       =======    =======    =======    =======    =======      =======
 Total return (%)(b)                                   22.55         12.49      29.62      (0.66)     16.88       0.51(c)     15.93

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
 Net assets at end of year ($ thousands)             207,713       244,348    330,421    309,752    304,400     10,289       36,045
 Expense ratio (%)*                                     1.25          1.25       1.28       1.28       1.30       2.08(d)      2.05
 Expense ratio after expense reductions (%)*            1.25          1.25       1.28       1.27       1.29       2.08(d)      2.04
 Ratio of net investment income
 to average net assets (%)*                             2.34          2.02       1.96       2.32       2.23       1.89(d)      1.48
 Portfolio turnover rate (%)                          109.20        108.41     133.30     136.37     122.57     136.37       122.57

 *Reflects voluntary reduction of
  expenses per share of these amounts ($)               0.02          0.01       0.00         --         --         --           --

                                                                           27
                                                                           -----

                                                                        Class B
                                                       ------------------------------------------
                                                                  Years ended March 31
Per Share Data                                         1996(a) 1997(a)  1998(a)  1999(a)  2000(a)
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                  8.74    10.25    10.37    11.55    10.36
   Net investment income ($)*                           0.15     0.13     0.13     0.17     0.16
   Net realized and unrealized gain (loss)
   on investments, foreign currency,
   forward contracts and futures contracts ($)          1.71     1.06     2.59    (0.34)    1.47
                                                     -------  -------  -------  -------  -------
 Total from investment operations ($)                   1.86     1.19     2.72    (0.17)    1.63
                                                     -------  -------  -------  -------  -------
 Dividends from net investment income ($)              (0.19)   (0.20)   (0.14)   (0.14)   (0.13)
   Distributions from capital gains ($)                (0.16)   (0.87)   (1.40)   (0.87)   (0.21)
   Distribution in excess of capital gains ($)            --       --       --    (0.01)      --
                                                     -------  -------  -------  -------  -------
Total distributions ($)                                (0.35)   (1.07)   (1.54)   (1.02)   (0.34)
                                                     -------  -------  -------  -------  -------
 Net asset value, end of year ($)                      10.25    10.37    11.55    10.36    11.65
                                                     =======  =======  =======  =======  =======
 Total return (%)(b)                                   21.48    11.76    28.53    (1.31)   15.98

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------
 Net assets at end of year ($ thousands)             193,272    1,518  368,975  363,517  338,838
 Expense ratio (%)*                                     2.00     2.00     2.03     2.03     2.05
 Expense ratio after expense reductions (%)*            2.00     2.00     2.03     2.02     2.04
 Ratio of net investment income
 to average net assets (%)*                             1.59     1.27     1.21     1.57     1.48
 Portfolio turnover rate (%)                          109.20   108.41   133.30   136.37   122.57
 *Reflects voluntary reduction of
  expenses per share of these amounts ($)               0.02     0.01     0.00       --       --

                                                                        Class C
                                                     ---------------------------------------------
                                                                 Years ended March 31
Per Share Data                                        1996(a)  1997(a)  1998(a)  1999(a)    2000(a)
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                  8.75    10.27    10.38    11.57      10.38
   Net investment income ($)*                           0.15     0.13     0.13     0.17       0.16
   Net realized and unrealized gain (loss)
   on investments, foreign currency,
   forward contracts and futures contracts ($)          1.72     1.05     2.60    (0.34)      1.47
                                                     -------  -------  -------  -------    -------
 Total from investment operations ($)                   1.87     1.18     2.73    (0.17)      1.63
                                                     -------  -------  -------  -------    -------
 Dividends from net investment income ($)              (0.19)   (0.20)   (0.14)   (0.14)     (0.13)
   Distributions from net realized gains ($)           (0.16)   (0.87)   (1.40)   (0.87)     (0.21)
   Distribution in excess of net realized gains ($)       --       --       --    (0.01)        --
                                                     -------  -------  -------  -------    -------
Total distributions ($)                                (0.35)   (1.07)   (1.54)   (1.02)     (0.34)
                                                     -------  -------  -------  -------    -------
 Net asset value, end of year ($)                      10.27    10.38    11.57    10.38      11.67
                                                     =======  =======  =======  =======    =======
 Total return (%)(b)                                   21.54    11.64    28.59    (1.33)     15.93

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------
 Net assets at end of year ($ thousands)              13,061   17,485   23,807   20,519     17,093
 Expense ratio (%)*                                     2.00     2.00     2.03     2.03       2.05
 Expense ratio after expense reductions (%)*            2.00     2.00     2.03     2.02       2.04
 Ratio of net investment income
 to average net assets (%)*                             1.60     1.26     1.21     1.56       1.47
 Portfolio turnover rate (%)                          109.20   108.41   133.30   136.37     122.57
 *Reflects voluntary reduction of
 expenses per share of these amounts ($)                0.02     0.01     0.00       --      --

(a)   Per-share figures have been calculated using the average shares method.

(b)   Does not reflect any front-end or contingent deferred sales charge.

(c)   Not annualized.

(d)   Annualized.

(e)   January 1, 1999 (commencement of share class) to March 31, 1999.

    28                   Financial Highlights continued
--------------------------------------------------------------------------------

                                                                                Class S
                                                     --------------------------------------------------------------
                                                                          Years ended March 31
Per Share Data                                          1996(a)      1997(a)      1998(a)      1999(a)      2000(a)
-------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year ($)                 8.77        10.29        10.40        11.60        10.40
                                                      ------       ------       ------       ------       ------
   Net investment income ($)*                           0.25         0.24         0.25         0.27         0.29
   Net realized and unrealized gain (loss)
   on investments, foreign currency,
   forward contracts and futures contracts ($)          1.71         1.05         2.60        (0.34)        1.46
                                                      ------       ------       ------       ------       ------
 Total from investment operations ($)                   1.96         1.29         2.85        (0.07)        1.75
                                                      ------       ------       ------       ------       ------
   Dividends from net investment income ($)            (0.28)       (0.31)       (0.25)       (0.25)       (0.25)
   Distributions from net realized gains ($)           (0.16)       (0.87)       (1.40)       (0.87)       (0.21)
   Distribution in excess of net realized gains ($)       --           --           --        (0.01)          --
                                                      ------       ------       ------       ------       ------
 Total distributions ($)                               (0.44)       (1.18)       (1.65)       (1.13)       (0.46)
                                                      ------       ------       ------       ------       ------
 Net asset value, end of year ($)                      10.29        10.40        11.60        10.40        11.69
                                                      ======       ======       ======       ======       ======
 Total return (%)(b)                                   22.70        12.77        29.93        (0.41)       17.17

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------
 Net assets at end of year ($ thousands)              19,548       21,263       26,648       15,149       23,316
 Expense ratio (%)*                                     1.00         1.00         1.03         1.03         1.05
 Expense ratio after expense reductions (%)*            1.00         1.00         1.03         1.02         1.04
 Ratio of net investment income
 to average net assets (%)*                             2.59         2.26         2.21         2.53         2.62
 Portfolio turnover rate (%)                          109.20       108.41       133.30       136.37       122.57
 *Reflects voluntary reduction of
  expenses per share of these amounts ($)               0.02         0.01         0.00           --           --

(a)   Per-share figures have been calculated using the average shares method.

(b)   Does not reflect any front-end or contingent deferred sales charge.

                               Board of Trustees                           29
--------------------------------------------------------------------------------


[COLUMNS] The Board of Trustees is responsible for the operation of the fund. They establish the fund's major policies, review investments, and provide guidance to the investment manager and others who provide services to the fund. The Trustees have diverse backgrounds and substantial experience in business and other areas.


Gerard P. Maus

Chief Financial Officer, Chief Administrative
Officer, Director and
Interim Chief Operating Officer,
State Street Research & Management
Company


Bruce R. Bond

Former Chairman of the Board,
Chief Executive Officer
and President,
PictureTel Corporation

Steve A. Garban

Former Senior Vice President for Finance and Operations and Treasurer,
The Pennsylvania State University

Dean O. Morton

Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips

Dean, School of Business and Public
Management, George Washington
University, former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures Trading Commission


Toby Rosenblatt

President, Founders Investments Ltd.
President, The Glen Ellen Company


Michael S. Scott Morton

Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

                           For Additional Information
--------------------------------------------------------------------------------


If you have questions about the fund or would like to request a free copy of the current annual/semiannual report or SAI, contact State Street Research or your financial professional.

[LOGO] STATE STREET RESEARCH


Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-87-SSR-FUNDS (1-877-773-8637)
Internet: www.StateStreetResearch.com

You can also obtain information about the fund, including the SAI and certain other fund documents, on the SEC's database on the Internet at www.sec.gov, by electronic request at publicinfo@sec.gov, in person at the SEC's Public Reference Room in Washington, DC (telephone 1-202-942-8090) or by mail by sending your request, along with a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-0102.


prospectus
------------------------------
SEC File Number: 811-4559

You can find additional information on the fund's structure and its performance in the following documents:


Annual/Semiannual Reports While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants on the fund's financial statements.

Ticker Symbols
--------------------------------------------------------------------------------
Class A                                                                  SSAMX
Class B(1)                                                               SSMPX
Class B                                                                  SSRMX
Class C                                                                  SSMDX
Class S                                                                  SSMCX


Statement of Additional Information (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

                                                                   SGI-2163-0700
                                                 Control Number: (exp0701)SSR-LD

                       STATEMENT OF ADDITIONAL INFORMATION

                                       for

              STATE STREET RESEARCH STRATEGIC GROWTH & INCOME FUND
                     STATE STREET RESEARCH HIGH INCOME FUND

                       Series of State Street Research Income Trust


                                 August 1, 2000

      This Statement of Additional Information is divided into two sections. Section One contains the information which is specific to each fund identified above. Section Two contains information which generally is shared by certain mutual funds of the State Street Research complex, including the funds specified above.

      The Statement of Additional Information is not a Prospectus. It should be read in conjunction with the current Prospectuses of each fund dated August 1, 2000.

      Each Prospectus may be obtained without charge from State Street Research Investment Services, Inc., One Financial Center, Boston, Massachusetts 02111-2690 or by calling 1-87-SSR-FUNDS (1-877-773-8637).

      Financial statements for each fund specified above, as of and for the most recently completed fiscal year, are included in its Annual Report to Shareholders for that year. The financial statements include The Fund's Accounting Policies, Portfolio Holdings, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Report of Independent Accountants. The financial statements are hereby incorporated by reference from the Annual Reports listed below.

      Management's Discussion of Fund Performance for each Fund's latest fiscal year ended March 31, 2000 is also included in the Annual Reports.

      Shareholder reports are available without charge upon request. For more information, call the State Street Research Service Center at 1-87-SSR-FUNDS (1-877-773-8637).
                                   Annual Report for            EDGAR
Fund                               Fiscal Year Ended       Accession Number
----                               -----------------       ----------------

State Street Research Strategic    March 31, 2000          0000950156-00-000302
   Growth & Income Fund
State Street Research High         March 31, 2000          0000950156-00-000302
    Income Fund


Control Number:  (exp00800)SSR-LD                                 SSR-1456-0200

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----


SECTION I...............................................................I, 1-1

   1.    STATE STREET RESEARCH STRATEGIC GROWTH &
         INCOME FUND....................................................I, 1-1
         A.    The Fund.................................................I, 1-1
         B.    Investment Objective.....................................I, 1-1
         C.    Fundamental and Nonfundamental Investment Restrictions...I, 1-1
         D.    Restricted Securities....................................I, 1-4
         E.    Foreign Investments......................................I, 1-4
         F.    Industry Classifications.................................I, 1-4
         G.    Control Persons and Principal Holders of Securities......I, 1-7
         H.    Trustee Compensation.....................................I, 1-9
         I.    Investment Advisory Fee..................................I, 1-10
         J.    Portfolio Turnover.......................................I, 1-11
         K.    Brokerage Commissions....................................I, 1-11
         L.    Sales Charges on Shares..................................I, 1-11
         M.    Rule 12b-1 Fees..........................................I, 1-12
         N.    Performance .............................................I, 1-14

   2.    STATE STREET RESEARCH HIGH INCOME FUND.........................I, 2-1
         A.    The Fund.................................................I, 2-1
         B.    Investment Objective.....................................I, 2-1
         C.    Fundamental and Nonfundamental Investment Restrictions...I, 2-1
         D.    Restricted Securities....................................I, 2-3
         E.    Foreign Investments......................................I, 2-4
         F.    Industry Classifications.................................I, 2-4
         G.    Control Persons and Principal Holders of Securities......I, 2-6
         H.    Trustee Compensation.....................................I, 2-7
         I.    Investment Advisory Fee..................................I, 2-8
         J.    Portfolio Turnover.......................................I, 2-8
         K.    Brokerage Commissions....................................I, 2-9
         L.    Sales Charges on Shares..................................I, 2-9
         M.    Rule 12b-1 Fees..........................................I, 2-10
         N.    Performance..............................................I, 2-12



                                       (i)

Definitions

      Each of the following terms used in this Statement of Additional Information has the meaning set forth below.

"1940 Act" means the Investment Company Act of 1940, as amended.

"Distributor" means State Street Research Investment Services, Inc., One Financial Center, Boston, Massachusetts 02111-2690.

"Investment Manager" means State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111-2690.

"MetLife" means Metropolitan Life Insurance Company.

"NYSE" means the New York Stock Exchange, Inc.

"Vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or
(ii) of more than 50% of the outstanding voting securities, whichever is less.



                                      (ii)

                                    SECTION I


1.    STATE STREET RESEARCH STRATEGIC GROWTH & INCOME FUND

      The information in this part 1 of Section I relates only to State Street Research Strategic Growth & Income Fund (the "Fund"). For information on other funds, see the Table of Contents.

A.    The Fund

      The Fund was organized in 1988 as a separate series of State Street Research Income Trust, a Massachusetts business trust (the "Trust"). The Trust is an "open-end" management investment company as defined in the 1940 Act. A "series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different investment policies from those of another series. The Trust is currently comprised of the following series: State Street Research High Income Fund and State Street Research Strategic Growth & Income Fund.

      The Fund is a diversified series of an "open-end" management investment company as those terms are defined in the 1940 Act. Among other things, a diversified fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer.

B.    Investment Objective

      The investment objective of the Fund is fundamental and may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund.

C.    Fundamental and Nonfundamental Restrictions

      The Fund has adopted certain investment restrictions, and those restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed by a vote of a majority of the Trustees of the Trust.

Fundamental Investment Restrictions.

      It is the Fund's policy:


      (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or


                                     I, 1-1
            cause more than 10% of the voting securities of such issuer to be held by the Fund;

      (2)   not to issue senior securities;

      (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, if determined by the Trust's Board of Trustees, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

      (4) not to purchase or sell fee simple interests in real estate, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which own or invest or deal in real estate;

      (5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies, shall not be deemed investments in commodities or commodities contracts;

      (6) not to make loans, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (including repurchase agreements with respect thereto);

      (7) not to conduct arbitrage transactions (provided that investments in futures and options shall not be deemed arbitrage transactions);

      (8) not to invest in oil, gas or other mineral exploration or development programs (provided that the Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);

      (9) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of nongovernment-related issuers principally engaged in any one industry, as described in the Fund's Prospectus or Statement of Additional Information, as amended from time to time; and


                                     I, 1-2

    (10) not to borrow money except for borrowings from banks for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing. As a matter of current operating, but not fundamental, policy, the Fund will not purchase additional portfolio securities at any time when it has outstanding money borrowings in excess of 5% of the Fund's total assets (taken at current value).

Nonfundamental Investment Restrictions.


      It is the Fund's policy:


      (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

      (2) not to engage in transactions in options except in connection with options on securities, securities indices and commodities, and options on futures on securities, securities indices and commodities;

      (3) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box";

      (4) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures and options, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures and options, are not deemed to involve a hypothecation, mortgage or pledge of assets);

      (5) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange; and


                                     I, 1-3

D.    Restricted Securities

      It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.



E.    Foreign Investments

      The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").


F.    Industry Classifications

      In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Industry classifications are subject to change from time to time. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables.



                                     I, 1-4

Equity Securities             Real Estate Investment       Other Energy
Classifications:                Trusts                     Gas Pipelines
                              Rental & Leasing Services:   Miscellaneous Energy
Autos & Transportation          Commercial                 Offshore Drilling
Air Transport                 Securities Brokerage &       Oil and Gas Producers
Auto Parts                      Services                   Oil Well Equipment &
Automobiles                                                  Services
Miscellaneous                 Health Care
  Transportation              Drugs & Biotechnology        Producer Durables
Railroad Equipment            Health Care Facilities       Aerospace
Railroads                     Health Care Services         Electrical Equipment &
Recreational Vehicles &       Hospital Supply                Components
  Boats                       Service Miscellaneous        Electronics: Industrial
Tires & Rubber                                             Homebuilding
Truckers                      Integrated Oils              Industrial Products
                              Oil: Integrated Domestic     Machine Tools
Consumer Discretionary        Oil: Integrated              Machinery
Advertising Agencies          International                Miscellaneous Equipment
Casino/Gambling,                                           Miscellaneous Producer
  Hotel/Motel                 Materials & Processing         Durables
Commercial Services           Agriculture                  Office Furniture &
Communications, Media &       Building & Construction      Business Equipment
  Entertainment               Chemicals                    Pollution Control and
Consumer Electronics          Containers & Packaging         Environmental Services
Consumer Products             Diversified Manufacturing    Production Technology
Consumer Services             Engineering & Contracting      Equipment
Household Furnishings           Services                   Telecommunications
Leisure Time                  Fertilizers                    Equipment
Photography                   Forest Products
Printing & Publishing         Gold & Precious Metals       Technology
Restaurants                   Miscellaneous Materials &    Communications Technology
Retail                          Processing                 Computer Software
Shoes                         Non-Ferrous Metals           Computer Technology
Textile Apparel               Office Supplies              Electronics
  Manufacturers               Paper and Forest Products    Electronics: Semi-
Toys                          Real Estate & Construction     Conductors/Components
                              Steel                        Miscellaneous Technology
Consumer Staples              Textile Products
Beverages                                                  Utilities
Drug & Grocery Store Chains   Other                        Miscellaneous Utilities
Foods                         Trust Certificates -         Utilities: Cable TV &
Household Products              Government Related           Radio
Tobacco                       Lending                      Utilities: Electrical
                              Asset-backed--Mortgages      Utilities: Gas
Financial Services            Asset-backed--Credit Card      Distribution
Banks & Savings and Loans       Receivables                Utilities:
Financial Data Processing     Miscellaneous                  Telecommunications
  Services & Systems          Multi-Sector Companies       Utilities: Water
Insurance
Miscellaneous Financial



                                     I, 1-5

Fixed Income Securities
Classifications:

Collateralized Mortgage
  Obligations
Whole Loan
Commercial Loan
Project Loan

Corporate
Industrial
Utility
Financial
Yankee

Asset-Backed Securities
Auto
Auto Dealerships
Credit Cards
Equipment
Home Equity
Manufactured Housing
Recreational Vehicles
Rate Reduction
Other



                                     I, 1-6

G.    Control Persons and Principal Holders of Securities

Trustees and Officers

      The Trustees and principal officers of the Trust as a group owned less than 1% of the Fund's outstanding Class A shares and owned no shares of the Fund's outstanding Class B, Class B(1), Class C or Class S shares. All information is as of June 30, 2000.

Other Persons

      The following persons or entities were the record and/or beneficial owners of the following approximate percentages of the Fund's outstanding shares. All information is as of June 30, 2000.

                     Shareholder                               %
                     -----------                               -

Class C        Merrill Lynch                                 12.6

Class S        The Chase Manhattan Bank                      57.0

Class S        State Street Bank and Trust Company, Trustee  25.9
               Billy Graham Evangelist Association
               1994 Pension Plan

      The full name and address of each of the above persons or entities are as follows:

Merrill Lynch, Pierce, Fenner & Smith, Inc.
(for the sole benefit of its customers)
4800 Deerlake Drive East
Jacksonville, FL 32246

The Chase Manhattan Bank, N.A. (a)(b)
Trustee, Pension Plans in
  The MetLife Savings Plan Program Trust
4 New York Plaza
New York, NY 10004



                                     I, 1-7

State Street Bank and Trust Company
Trustee for the Billy Graham Evangelist Association
  1994 Pension Plan
P.O. Box 351
Boston, MA 02101-0351

-----------------------

(a) The Fund believes that each named record holder does not have beneficial ownership of such shares.

(b) The Chase Manhattan Bank holds such shares as a trustee under certain employee benefit plans serviced by Metropolitan Life Insurance Company.

      Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders of that class.



                                     I, 1-8

H.    Trustee Compensation


      The Trustees of State Street Research Income Trust were compensated as follows:

                                                Total          Total Compensation
                                            Compensation         From All State
                                              From All        Street Research Funds
                           Aggregate        State Street        and Metropolitan
                         Compensation      Research Funds       Series Fund, Inc.
Name of Trustee          From Fund(a)   Paid to Trustees (b)  Paid to Trustees (c)
---------------          ------------   --------------------  --------------------

Bruce R. Bond            $     3,704      $       55,495        $        55,495
Steven A. Garban         $     4,339      $       80,150        $       110,900
Gerard P. Maus           $         0      $            0        $             0
Dean O. Morton           $     4,479      $       81,150        $       108,900
Susan M. Phillips        $     4,004      $       57,150        $        57,150
Toby Rosenblatt          $     3,704      $       67,900        $        67,900
Michael S. Scott Morton  $     4,629      $       82,250        $       113,500

---------------

(a) For the Fund's fiscal year ended March 31, 2000. The Fund does not provide any pension or retirement benefits for the Trustees.

(b) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager has served as sole investment adviser. The figure in this column is for the 12 months ended December 31, 1999.

(c) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is Metropolitan Life Insurance Company, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc. The figure in this column includes compensation relating to series of Metropolitan Series Fund, Inc. which are not advised by State Street Research & Management Company. The figure is for the 12 months ended December 31, 1999.

      For more information on the Trustees and Officers of State Street Research Income Trust, see Section II, C of this Statement of Additional Information.



                                     I, 1-9

I.    Investment Advisory Fee

      The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.75% on the first $500 million, 0.70% on the next $500 million and 0.65% on amounts over $1 billion, of the net assets of the Fund. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund.

            Fiscal Year                                    Fees Waived and/or
            Ended March 31          Advisory Fees Paid     Expenses Assumed
            --------------          ------------------     ----------------

            2000                      $  5,213,801           $         0
            1999                      $  5,412,219           $         0
            1998                      $  4,785,350           $   113,307

      For more information on investment advisory services, see Section II, D of this Statement of Additional Information.

J.    Portfolio Turnover

      The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less).

            Fiscal Year
            Ended March 31             Portfolio Turnover Rate
            --------------             -----------------------

               2000                           122.57%
               1999                           136.37%

      For more information on portfolio turnover, see Section II, H of this Statement of Additional Information.



                                    I, 1-10

K.    Brokerage Commissions

      Brokerage commissions paid by the Fund in secondary trading were as follows:

            Fiscal Year                     Brokerage
            Ended March 31                  Commissions Paid
            --------------                  ----------------

               2000                           $ 1,136,311
               1999                           $ 1,134,027
               1998                           $ 1,252,657

      During and at the end of its most recent fiscal year, the Fund did not hold in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

      For more information on brokerage commissions, see Section II, H of this Statement of Additional Information.

L.    Sales Charges on Shares

Front-end Sales Charges (Class A)

                                                         Retained by Distributor
            Fiscal Year                                  After Reallowance of
            Ended March 31      Total Sales Charges      Concessions to Dealers
            --------------      -------------------      ----------------------

            2000                $      894,196             $    70,650
            1999                $    1,348,733             $   167,865
            1998                $    1,621,289             $   203,896

Contingent Deferred Sales Charge (Classes A, B(1), B and C)

                      Fiscal Year Ended                 Fiscal Year Ended                 Fiscal Year Ended
                        March 31, 2000                    March 31, 1999                     March 31, 1998
                -----------------------------       ---------------------------       ---------------------------
                 Contingent       Commissions        Contingent     Commissions        Contingent     Commissions
                  Deferred          Paid to           Deferred        Paid to           Deferred        Paid to
                Sales Charges       Dealers         Sales Charges     Dealers         Sales Charges     Dealers
                -------------     -----------       -------------  ------------       -------------  ------------

Class A          $         0      $   823,546       $         0    $  1,180,868       $        0     $  1,417,393
Class B(1)*      $ 2,000,641      $ 1,646,044       $     4,579    $    359,661       $       --     $         --
Class B          $   652,716      $    51,257       $   656,057    $  2,345,050       $  483,752     $  2,853,020
Class C          $     2,147      $    45,218       $     3,304    $     38,669       $    1,611     $     47,177

--------------
*Class B(1) was introduced January 1, 1999.



                                    I, 1-11

      For more information about sales charges, see Section II, J of this Statement of Additional Information.

M.    12b-1 Fees

      The Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan(s)"). Under the Distribution Plans, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares of the fund. Under the Distribution Plans, the Fund provides the Distributor with a service fee at an annual rate of 0.25% on the average daily net assets of Class A, Class B(1), Class B and Class C shares. The Fund also provides a distribution fee at an annual rate of 0.75% on the average daily net assets of Class B(1), Class B and Class C shares. The service and distribution fees are used to cover personal services and/or the maintenance of shareholder accounts provided by the Distributor, brokers, dealers, financial professionals or others, and sales, promotional and marketing activities relating to the respective classes.

      Under the Distribution Plan covering Class A, Class B and Class C shares, the Fund's payments are intended to reimburse the Distributor for expenditures incurred under the plan, and any unused payments are returnable to the Fund.

      Under the Distribution Plan covering Class B(1) shares, the Fund's payments compensate the Distributor for services and expenditures incurred under the plan, and one of the payments are returnable to the Fund.

      During the fiscal year ended March 31, 2000, the Fund paid fees under the Distribution Plans and the fees were used as set forth below. The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.



                                    I, 1-12

                                                     Class A         Class B(1)          Class B        Class C
                                                     -------         ----------          -------        -------

Advertising                                       $     52,464    $       24,813   $            0  $      13,455

Printing and mailing of prospectuses to                  8,560             4,053                0          2,204
  other than current shareholders

Compensation to dealers                                417,408            79,927        2,588,076        105,821

Compensation to sales personnel                        147,268            68,510                0         35,738

Interest                                                     0                 0                0              0

Carrying or other financing charges                          0                 0                0              0

Other expenses: marketing; general                     129,627            62,828           90,001         29,420

Fees to offset carryforwards *                              --                 0          780,501              0
                                                  ------------    --------------   --------------  -------------

Total Fees                                        $    755,327    $      240,131   $    3,458,578  $     186,638
                                                  ============    ==============   ==============  =============

Unreimbursed expenses
   carried forward:

Amount                                            $         --    $      283,399   $    1,002,173  $     938,619

% of net assets at year end                                                 0.8%             0.3%           5.5%

-------------------

* Net fees result from the timing of expenditures and are used against expense carryforwards.

      For more information about Rule 12b-1 fees, see Section II, J of this Statement of Additional Information.



                                    I, 1-13

N.    Performance

      All calculations of performance data in this section reflect the voluntary measures, if any, by the Investment Manager or its affiliates to reduce fees or expense relating to the Fund.

Standard Total Return

      The average annual total return ("standard total return") of each class of shares of the Fund was as follows:

                   Ten Years            Five Years             One Year
                     Ended                 Ended                 Ended
                March 31, 2000        March 31, 2000        March 31, 2000
                --------------        --------------        --------------

   Class A          11.71%                14.35%               10.15%
   Class B(1)       11.80%                14.61%               10.93%
   Class B          11.80%                14.61%               10.98%
   Class C          11.80%                14.82%               14.93%
   Class S          12.56%                15.97%               17.17%

Nonstandard Total Return

      The nonstandard total return of each class of shares of the Fund for the six months ended March 31, 2000, without taking sales charges into account, was as follows:

                     Class A        15.72%
                     Class B(1)     15.23%
                     Class B        15.26%
                     Class C        15.22%
                     Class S        15.86%

Yield

      The annualized yield of each class of shares of the Fund, based on the month of March 2000, was as follows:

                     Class A         2.41%
                     Class B(1)      1.84%
                     Class B         1.84%
                     Class C         1.83%
                     Class S         2.82%



                                    I, 1-14

Distribution Rates

      The distribution rate of each class of shares of the Fund, based on the month of March 2000, was as follows:

                     Class A         1.61%
                     Class B(1)      0.93%
                     Class B         0.82%
                     Class C         0.79%
                     Class S         1.92%

      For more information about performance, see Section II, K of this Statement of Additional Information.



                                    I, 1-15

2.    STATE STREET RESEARCH HIGH INCOME FUND ("FUND")

      The information in this part 2 of Section I relates only to State Street Research High Income Fund (the "Fund"). For information on other funds, see the Table of Contents.

A.    The Fund

      The Fund was organized in 1985 as a separate series of State Street Research Income Trust, a Massachusetts business trust (the "Trust"). The Trust is an "open-end" management investment company as defined in the 1940 Act. A "series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different investment policies from those of another series. The Trust is currently comprised of the following series: State Street Research High Income Fund and State Street Research Strategic Growth & Income Fund.

      The Fund is a diversified series of an "open-end" management investment company as those terms are defined in the 1940 Act. Among other things, a diversified fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer.

B.    Investment Objective

      The investment objective of the Fund is fundamental and may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund.

C.    Fundamental and Nonfundamental Restrictions

      The Fund has adopted certain investment restrictions, and those restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed by a vote of a majority of the Trustees of the Trust.

Fundamental Investment Restrictions.

      It is the Fund's policy:


      (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

      (2)   not to issue senior securities;


                                     I, 2-1

      (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in a syndicate or group, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws;

      (4)   not to purchase or sell real estate in fee simple;

      (5) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes, bills and any other debt-related instruments or interests (and enter into repurchase agreements with respect thereto);

      (6) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies, shall not be deemed investments in commodities or commodities contracts;

      (7) not to invest in oil, gas or other mineral exploration programs (provided that the Fund may invest in securities which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

      (8) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of nongovernment-related issuers principally engaged in any one industry, as described in the Fund's Prospectus or Statement of Additional Information, as amended from time to time; and

      (9) not to borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its total assets, provided that reverse repurchase agreements shall not exceed 5% of its total assets, and provided further that additional investments will be suspended during any period when borrowing exceeds 5% of total assets. Reverse repurchase agreements occur when the Fund sells money market securities and agrees to repurchase such securities at an agreed-upon price, date and interest payment. The Fund would use the proceeds from the transaction to buy other money market securities, which are either maturing or under the terms of a resale agreement, on the same day as (or day prior to) the expiration of the reverse repurchase agreement, and would employ a reverse repurchase agreement when interest income from investing the


                                     I, 2-2
            proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.


Nonfundamental Investment Restrictions.


      (1) not to purchase securities on margin, make a short sale of any securities or purchase or deal in puts, calls, straddles or spreads with respect to any security, except in connection with the purchase or writing of options, including options on financial futures, and futures contracts to the extent set forth in the Trust's Prospectus and Statement of Additional Information;

      (2) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 15% of the Fund's net assets, taken at cost (for the purpose of this restriction financial futures, options on financial futures and forward currency exchange contracts are not deemed to involve a pledge of assets);

      (3) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange; and

      (4) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days).

Certain Investment Policies.

      The Investment Manager adheres to certain additional investment policies in managing the Fund's assets. These policies may be changed at any time subject to applicable law.

D.    Restricted Securities

      It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 50% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.


                                     I, 2-3

E.    Foreign Investments

      The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). Under current policy, however, the Fund limits such investments, including ADRs, EDRs and GDRs, to a maximum of 20% of its total investments.

F.    Industry Classifications

      In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Industry classifications are subject to change from time to time. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables.



                                     I, 2-4

Automotive                         Metals: Steel
Beverages & Bottling                Manufacturing
Cable: Developmental               Metals: Steel Related
Cable: US/Canada                   Manufacturing:
Casino: (Atlantic City,             Consumer: Durable
 Las Vegas, Emerging Mkt.)         Manufacturing:
Chemicals                           Consumer: Nondurable
Communications: Fixed              Paper & Packaging:
Communications: Mobile              Packaging
Drug Stores                        Paper & Packaging: Paper
Energy: Exploration &              Real Estate: Development
 Production                        Real Estate: Material
Energy: Energy/Services            Restaurants
Energy: Other                      Retailing
Energy: Refining                   Services
Financial: Service/Other           Supermarkets
Financial: Specialty               Technology
Food                               Transportation: Air
Gen. Industrial: Other             Transportation: Land
 Manufacturing                     Transportation: Other
Gen. Industrial: Textile           Transportation: Sea
Gen. Industrial:                   Utility
 Aerospace                         Utility: Independent Power
Gen. Industrial: Capital            Provider
 Goods
Healthcare: Acute Care
Healthcare: Equip./Labs/
 Pharmaceuticals
Healthcare: Long Term
 Care
Healthcare: Specialty Care
Hotels/Lodging
Leisure: Film Exhibition
Leisure: Other
Media: Broadcasting/
 Advertising
Media: Other
Media: Publishing &
 Printing
Metals: Other Manufacturing
Metals: Other Related



                                     I, 2-5

G.    Control Persons and Principal Holders of Securities

Trustees and Officers

      The Trustees and principal officers of the Trust as a group owned no shares of the Fund's outstanding Class A, Class B, Class B(1), Class C or Class S shares. All information is as of June 30, 2000.

Other Persons

      The following persons or entities were the record and/or beneficial owners of the following approximate percentages of the Fund's outstanding shares. All information is as of June 30, 2000.

                     Shareholder                       %
                     -----------                       -

Class B(1)     Merrill Lynch                         13.4

Class B        Merrill Lynch                         16.9

Class C        Merrill Lynch                         46.7

Class S        The Chase Manhattan Bank               7.6

               Minnesota Life                        83.2

      The full name and address of each of the above persons or entities are as follows:

Merrill Lynch, Pierce, Fenner & Smith, Inc.
(for the sole benefit of its customers)
4800 Deerlake Drive East
Jacksonville, FL 32246

The Chase Manhattan Bank, N.A. (a)(b)
4 New York Plaza
New York, NY 10004

Minnesota Life Insurance Co.
400 Roberts Street North
St. Paul, MN 55101

-----------------------

(a) The Fund believes that each named record holder does not have beneficial ownership of such shares.

(b) The Chase Manhattan Bank holds such shares as a trustee under certain employee benefit plans serviced by Metropolitan Life Insurance Company.



                                     I, 2-6

      Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders of that class.

H.    Trustee Compensation

      The Trustees of State Street Research Income Trust were compensated as follows:

                                                Total            Total Compensation
                                            Compensation              from All
                                              From All          State Street Research
                           Aggregate        State Street       Funds and Metropolitan
                         Compensation      Research Funds         Series Fund, Inc.
Name of Trustee          From Fund(a)   Paid to Trustees (b)    Paid to Trustees (c)
---------------          ------------   --------------------    --------------------

Bruce R. Bond            $     4,095      $       55,495          $        55,495
Steven A. Garban         $     4,766      $       80,150          $       110,900
Gerard P. Maus           $         0      $            0          $             0
Dean O. Morton           $     4,933      $       81,150          $       108,900
Susan M. Phillips        $     4,395      $       57,150          $        57,150
Toby Rosenblatt          $     4,095      $       67,900          $        67,900
Michael S. Scott Morton  $     5,208      $       82,250          $       113,500

---------------

(a) For the Fund's fiscal year ended March 31, 2000. The Fund does not provide any pension or retirement benefits for the Trustees.

(b) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager has served as sole investment adviser. The figure in this column is for the 12 months ended December 31, 1999.

(c) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is Metropolitan Life Insurance Company, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc. The figure in this column includes compensation relating to series of Metropolitan Series Fund, Inc. which are not advised by State Street Research & Management Company. The figure is for the 12 months ended December 31, 1999.



                                     I, 2-7

      For more information on the Trustees and Officers of State Street Research Income Trust, see Section II, C of this Statement of Additional Information.

I.    Investment Advisory Fee

      The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.60% on the first $500 million, 0.55% on the next $500 million, and 0.50% on amounts over $1 billion of the net assets of the Fund.

            Fiscal Year
            Ended March 31                Advisory Fees Paid
            --------------                ------------------

               2000                       $    5,695,524
               1999                       $    6,463,062
               1998                       $    6,649,051

      For more information on investment advisory service, see Section II, D of this Statement of Additional Information.

J.    Portfolio Turnover

      The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less).

            Fiscal Year
            Ended March 31                Portfolio Turnover Rate
            --------------                -----------------------

               2000                               50.49%
               1999                               53.46%

      For more information on portfolio turnover, see Section II, H of this Statement of Additional Information.



                                     I, 2-8

K.    Brokerage Commissions

      Brokerage commissions paid by the Fund in secondary trading were as follows:

            Fiscal Year                        Brokerage
            Ended March 31                     Commissions Paid
            --------------                     ----------------

               2000                             $    10,200
               1999                             $    91,759
               1998                             $    76,776

      During and at the end of its most recent fiscal year, the Fund did not hold in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

      For more information on brokerage commissions, see Section II, H of this Statement of Additional Information.

L.    Sales Charges on Shares

Front-end Sales Charges (Class A)

                                                         Retained by Distributor
            Fiscal Year                                  After Reallowance of
            Ended March 31      Total Sales Charges      Concessions to Dealers
            --------------      -------------------      ----------------------

               2000               $  1,550,048             $   118,809
               1999               $  2,753,504             $   335,706
               1998               $  2,136,869             $   262,404

Contingent Deferred Sales Charges (Classes A, B(1), B and C)

                      Fiscal Year Ended                 Fiscal Year Ended                 Fiscal Year Ended
                        March 31, 2000                    March 31, 1999                     March 31, 1998
                -----------------------------       ---------------------------       ---------------------------
                 Contingent       Commissions        Contingent     Commissions        Contingent     Commissions
                  Deferred          Paid to           Deferred        Paid to           Deferred        Paid to
                Sales Charges       Dealers         Sales Charges     Dealers         Sales Charges     Dealers
                -------------     -----------       -------------  ------------       -------------   -----------

Class A          $         0      $ 1,431,239       $         0    $  2,417,798        $        0     $ 1,874,465
Class B(1)*      $    94,826      $ 1,646,044       $       428    $  3,227,125        $       --     $        --
Class B          $   770,148      $    35,969       $   692,839    $    425,480        $  604,906     $ 2,809,146
Class C          $     6,203      $    45,218       $     4,393    $    228,326        $    7,193     $    98,814

--------------
*Class B(1) was introduced January 1, 1999.



                                     I, 2-9

      For more information about sales charges, see Section II, J of this Statement of Additional Information.

M.    Rule 12b-1 Fees

      The Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan(s)"). Under the Distribution Plans, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares of the fund. Under the Distribution Plans, the Fund provides the Distributor with a service fee at an annual rate of 0.25% on the average daily net assets of Class A, Class B(1), Class B and Class C shares. The Fund also provides a distribution fee at an annual rate of (i) up to 0.15% on the average daily net assets of Class A shares, and (ii) 0.75% on the average daily net assets of Class B(1), Class B and Class C shares. The service and distribution fees are used to cover personal services and/or the maintenance of shareholder accounts provided by the Distributor, brokers, dealers, financial professionals or others, and sales, promotional and marketing activities relating to the respective classes.

      Under the Distribution Plan covering Class A, Class B and Class C shares, the Fund's payments are intended to reimburse the Distributor for expenditures incurred under the plan, and any unused payments are returnable to the Fund.

      Under the Distribution Plan covering Class B(1) shares, the Fund's payments compensate the Distributor for services and expenditures incurred under the plan, and one of the payments are returnable to the Fund.

      During the fiscal year ended March 31, 2000, the Fund paid fees under the Distribution Plans and the fees were used as set forth below. The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.



                                    I, 2-10

                                                     Class A         Class B(1)          Class B        Class C
                                                     -------         ----------          -------        -------

Advertising                                       $     91,954    $       26,452   $            0  $      22,829

Printing and mailing of prospectuses to                 14,997             4,322                0          3,736
  other than current shareholders

Compensation to dealers                                879,867           117,806        2,215,305        215,554

Compensation to sales personnel                        259,627            72,905                0         61,546

Interest                                                     0                 0                0              0

Carrying or other financing charges                          0                 0                0              0

Other expenses: marketing; general                     230,037            68,281           97,487         51,636

Fees to offset carryforwards *                              --                 0          594,554              0
                                                  ------------    --------------   --------------  -------------

Total Fees                                        $  1,476,482    $      289,766   $    2,907,346  $     355,301
                                                  ============    ==============   ==============  =============

Unreimbursed expenses
  carried forward:

Amount                                            $         --    $      286,018   $    2,044,531  $   1,232,161

% of net assets at year end                                 --              0.8%             0.9%           4.7%


-------------------

* Net fees result from the timing of expenditures and are used against expense carryforwards.

      For more information about Rule 12b-1 fees, see Section II, J of this Statement of Additional Information.



                                    I, 2-11

N.    Performance

      All calculations of performance data in this section reflect the voluntary measures, if any, by the Investment Manager or its affiliates to reduce fees or expenses relating to the Fund.

Standard Total Return

      The average annual total return ("standard total return") of each class of shares of the Fund was as follows:


                   Ten Years            Five Years             One Year
                     Ended                 Ended                 Ended
                March 31, 2000        March 31, 2000        March 31, 2000
                --------------        --------------        --------------

   Class A           9.59%                 6.49%               -6.07%
   Class B(1)        9.48%                 6.37%               -7.02%
   Class B           9.50%                 6.41%               -6.85%
   Class C           9.49%                 6.66%               -3.46%
   Class S          10.23%                 7.74%               -1.41%

Nonstandard Total Return

      The nonstandard total return of each class of shares of the Fund for the six months ended March 31, 2000, without taking sales charges into account, was as follows:

                     Class A        -0.58%
                     Class B(1)     -0.95%
                     Class B        -0.95%
                     Class C        -1.15%
                     Class S        -0.46%

Yield

      The annualized yield of each class of shares of the Fund, based on the month of March 2000, was as follows:

                     Class A         8.96%
                     Class B(1)      8.73%
                     Class B         8.67%
                     Class C         8.67%
                     Class S         9.74%



                                    I, 2-12

Distribution Rates

      The distribution rate of each class of shares of the Fund, based on the month of March 2000, was as follows:

                     Class A         9.30%
                     Class B(1)      9.04%
                     Class B         9.02%
                     Class C         9.02%
                     Class S        10.09%

      For more information about performance, see Section II, K of this Statement of Additional Information.



                                    I, 2-13

                       STATEMENT OF ADDITIONAL INFORMATION

                                   SECTION II

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
      A.   Additional Information Concerning Investment Restrictions,
           Certain Risks and Investment Techniques.........................II-1
      B.   Debt Instruments and Permitted Cash Investments.................II-13
      C.   The Trusts, the Trustees and Officers and Fund Shares...........II-23
      D.   Investment Advisory Services....................................II-32
      E.   Purchase and Redemption of Shares...............................II-33
      F.   Shareholder Accounts............................................II-41
      G.   Net Asset Value.................................................II-47
      H.   Portfolio Transactions..........................................II-48
      I.   Certain Tax Matters.............................................II-52
      J.   Distribution of Fund Shares.....................................II-56
      K.   Calculation of Performance Data.................................II-59
      L.   Custodian.......................................................II-62
      M.   Independent Accountants.........................................II-62
      N.   Financial Reports...............................................II-62

      This Section II contains general information applicable to the fund(s) identified on the cover page of this Statement of Additional Information. (If more than one Fund is identified, each is referred to as "the Fund.")

      A Additional Information Concerning Investment Restrictions, Certain Risks and Investment Techniques

      The Fund follows certain fundamental and nonfundamental investment restrictions. The fundamental and nonfundamental investment restrictions for the Fund identified on the cover page of this Statement of Additional Information are included in Section I of this Statement of Additional Information.

      In addition, the Fund may invest in the following instruments, use the following investment techniques or be exposed to the following investment risks. Please note that not all of the instruments, techniques and risks described in this part apply uniformly to the Funds identified on the cover page of this Statement of Additional Information. The extent to which a Fund may engage in the following practices depends on its investment strategy. Some practices are more applicable to equity investments and would be used more by Funds with substantial equity portions. For example, American Depository Receipts ("ADRs") generally involve the stocks of foreign issuers and are used more by Funds which invest in foreign securities. Similarly, some practices are more applicable to debt securities and would be used more in Funds with substantial debt positions, for example, techniques to manage the interest rate volatility of bonds. However, since the Fund generally reserves the flexibility to invest to some degree in ways which are outside their primary focus, it is possible for the Fund to engage in all the described practices.

Derivatives

      The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by the Investment Manager to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

      Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

      The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Futures Contracts.

      Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

      The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

      Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

      At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

      In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

Options.

      The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

      Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

      The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

      The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

      Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

      A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Options on Futures Contracts.

      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Limitations and Risks of Options and Futures Activity.

      The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such non-hedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

      As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

      Non-hedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Investment Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

      Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Short Sales Against the Box

      The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

Swap Arrangements

      The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

      The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

      Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

      These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission (the "CFTC") for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Repurchase Agreements

      The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the limitations on the Fund's total assets which may be invested in one issuer or industry.

Reverse Repurchase Agreements

      The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

      When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

When-Issued Securities

      The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs in the U.S. Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Similarly, securities to be created by a merger of companies may also be traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The custodian holding Fund assets will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Restricted Securities

      The Fund may invest in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees for the Fund. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

Mortgage-Related Securities

      The Fund may invest in mortgage-related securities. Mortgage-related securities represent interests in pools of commercial or residential mortgage loans. Some mortgage-related securities provide the Fund with a flow-through of interest and principal payments as such payments are received with respect to the mortgages in the pool. Mortgage-related securities may be issued by private entities such as investment banking firms, insurance companies, mortgage bankers and home builders. Mortgage-related securities may be issued by U.S. Government agencies, instrumentalities or mixed-ownership corporations or sponsored enterprises, and the securities may or may not be supported by the credit of such entities. An issuer may offer senior or subordinated securities backed by the same pool of mortgages. The senior securities have priority to the interest and/or principal payments on the mortgages in the pool; the subordinate securities have a lower priority with respect to such payments on the mortgages in the pool. The Fund does not presently expect to invest in mortgage pool residuals.

      Mortgage-related securities also include stripped securities which have been divided into separate interest and principal components. Holders of the interest components of mortgage related securities will receive payments of the interest only on the current face amount of the mortgages and holders of the principal components will receive payments of the principal on the mortgages. "Interest only" securities are known as IOs; "principal only" securities are known as POs.

      In the case of mortgage-related securities, the possibility of prepayment of the underlying mortgages which might be motivated, for instance, by declining interest rates, could lessen the potential for total return in mortgage-related securities. When prepayments of mortgages occur during periods of declining interest rates, the Fund will have to reinvest the proceeds in instruments with lower effective interest rates.

      In the case of stripped securities, in periods of low interest rates and rapid mortgage prepayments, the value of IOs for mortgage-related securities can decrease significantly. The market for IOs and POs is new and there is no assurance it will operate efficiently or provide liquidity in the future. Stripped securities are extremely volatile in certain interest rate environments.

Asset-Backed Securities

      The Fund may invest in asset-backed, which are securities that represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments. These securities provide a flow-through of interest and principal payments as payments are received on the loans or leases and may be supported by letters of credit or similar guarantees of payment by a financial institution.

Foreign Investments

      The Fund may invest in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

      ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued in one country which also evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. GDRs are designed for use when the issuer is raising capital in more than one market simultaneously, such as the issuer's local market and the U.S., and have been used to overcome local selling restrictions to foreign investors. In addition, many GDRs are eligible for book-entry settlement through Cedel, Euroclear and DTC. The underlying securities are not always denominated in the same currency as the ADRs, EDRs or GDRs. Although investment in the form of ADRs, EDRs or GDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

      ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

      The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

      These risks are usually higher in less-developed countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economies that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies.

Currency Transactions

      The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Indexed Securities

      The Fund may purchase securities the value of which is indexed to interest rates, foreign currencies and various indices and financial indications. These securities are generally short- to intermediate-term debt securities. The interest rates or values at maturity fluctuate with the index to which they are connected and may be more volatile than such index.

Securities Lending

      The Fund may receive a lending fee and may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, repurchase agreements or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

      The Fund will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.

Short-Term Trading

      The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

Temporary and Defensive Investments

      The Fund may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of high-quality instruments in which the Fund may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

Other Investment Companies

      The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.

      The Fund may invest in investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the NASDAQ National Market System. Many exchange-traded securities represent ownership in a trust that has been established to accumulate and hold a portfolio of securities that is intended to track the performance of a securities market index. Certain indices tracked by exchange-traded funds are highly concentrated in one or a few industries or individual securities, and thus, may have higher price volatility than many broad-based stock indices. With most new exchange-traded funds, there is a risk that the overall liquidity of the secondary market for shares of those funds may fluctuate and the shares become illiquid.

      B.    Debt Instruments and Permitted Cash Investments

      The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

Managing Volatility

      In administering the Fund's investments, the Investment Manager attempts to manage the volatility of the Fund's portfolio of debt securities by managing the duration and weighted average maturity of those securities.

      Duration is an indicator of the expected volatility of a bond portfolio's net asset value in response to changes in interest rates. In calculating duration, the fund measures the average time required to receive all cash flows associated with those debt securities -- representing payments of principal and interest -- by considering the timing, frequency and amount of payment expected from each portfolio debt security. The higher the duration, the greater the gains and losses when interest rates change. Duration generally is a more accurate measure of potential volatility with a portfolio composed of high-quality debt securities, such as U.S. government securities, municipal securities and high-grade U.S. corporate bonds, than with lower-grade securities.

      The Investment Manager may use several methods to manage the duration of the Fund's portfolio of debt securities in order to increase or decrease its exposure to changes in interest rates. First, the Investment Manager may adjust duration by adjusting the mix of debt securities held by the Fund. For example, if the Investment Manager intends to shorten duration, it may sell debt instruments that individually have a long duration and purchase other debt instruments that individually have a shorter duration. Among the factors that will affect a debt security's duration are the length of time to maturity, the timing of interest and principal payments, and whether the terms of the security give the issuer of the security the right to call the security prior to maturity. Second, the Investment Manager may adjust duration using derivative transactions, especially with interest rate futures and options contracts. For example, if the Investment Manager wants to lengthen the duration of a Fund's portfolio of debt securities, it could purchase interest rate futures contracts instead of buying longer-term bonds or selling shorter-term bonds. Similarly, during periods of lower interest rate volatility, the Investment Manager may use a technique to extend duration in the event rates rise by writing an out-of-the-money put option and receiving premium income with the expectation that the option could be exercised. In managing duration, the use of such derivatives may be faster and more efficient than trading specific portfolio securities.

      Weighted average maturity is another indicator of potential volatility used by the Investment Manager with respect to the Fund's portfolio of debt securities, although for certain types of debt securities, such as high quality debt securities, it is not as accurate as duration in quantifying potential volatility. Weighted average maturity is the average of all maturities of the individual debt securities held by the Fund, weighted by the market value of each security. Generally, the longer the weighted average maturity, the more Fund price will vary in response to changes in interest rates.

U.S. Government and Related Securities

      U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

      1. direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

      2. obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

      3. obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

      U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal

Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

      U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

      In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

      The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

Foreign Government Debt

      The obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing powers. These obligations may or may not be supported by the full faith and credit of a foreign government. Each Fund may invest in foreign government securities of issuers considered stable by the Investment Manager, based on its analysis of factors such as general political or economic conditions relating to the government and the likelihood of expropriation, nationalization, freezes or confiscation of private property. The Investment Manager does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government securities.

Supranational Debt

      Supranational debt may be denominated in U.S. dollars, a foreign currency or a multi-national currency unit. Examples of supranational entities include the World Bank, the European Investment Bank, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Foreign Currency Units

      The Fund may invest in securities denominated in a multi-national currency unit. An illustration of a multi-national currency unit is the European Currency Unit (the "ECU"), which is a "basket" consisting of specified amounts of the currencies of the member states of the European Community, a Western European economic cooperative organization that includes France, Germany, The Netherlands and the United Kingdom. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Sub-Investment Manager does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranational entities, in particular, issue ECU-denominated obligations. The Fund may invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, the Fund may invest in a British pound sterling-denominated obligation issued by a United States corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

Synthetic Non-U.S. Money Market Positions

      Money market securities denominated in foreign currencies are permissible investments of the Fund. In addition to, or in lieu of direct investment in such securities, the Fund may construct a synthetic non-U.S. money market position by
(i) purchasing a money market instrument denominated in U.S. dollars and (ii) concurrently entering into a forward currency contract to deliver a corresponding amount of U.S. dollars in exchange for a foreign currency on a future date and a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar-denominated money market instruments, a synthetic money market position utilizing such U.S. dollar-denominated instruments may offer greater liquidity than direct investment in a money market instrument denominated in a foreign currency.

Bank Money Investments

      Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

      U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

Short-Term Corporate Debt Instruments

      Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by, among others, (a) corporations and (b) domestic or foreign bank holding companies or their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

Lower Rated Debt Securities

      The Fund may invest in debt securities within the BB major rating category or lower by S&P or the Ba major rating category or lower by Moody's or debt securities that are unrated but considered by the Investment Manager to be of equivalent investment quality to comparable rated securities. Such securities generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Further, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. Risks of lower quality debt securities include (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates and/or investor perception, (iii) subordination to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates when the fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn; and (viii) the realization of taxable income for shareholders without the corresponding receipt of cash in connection with investments in "zero coupon" or "pay-in-kind" securities. Growth in the market for this type of security has paralleled a general expansion in certain sectors in the U.S. economy, and the effects of adverse economic changes (including a recession) are unclear. For further information concerning the ratings of debt securities, see "--Commercial Paper Ratings" and "--Rating Categories of Debt Securities," below. In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time.

Zero and Step Coupon Securities

      Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consists of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero and step coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The amount of the discount fluctuates with the market value of such securities, which may be more volatile than that of securities which pay interest at regular intervals.

Master Loan Participation Agreements

      The Fund may invest in loan participations. These investments represent interests in floating or variable rate loans to foreign countries, corporations and other entities. Loan participations will generally be acquired by the Fund from a lender, usually a bank or other similar financial services entity. The underlying loans may pay interest at rates which are periodically redetermined on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate offered by a major U.S. bank, the London InterBank Offered Rate or other base rates used by commercial lenders.

      The Fund may invest in loans which are not secured by any collateral. Uncollateralized loans pose a greater risk of nonpayment of interest or loss of principal than do collateralized loans. Interest and principal payments on these loan participations may be reduced, deferred, suspended or eliminated. While loan participations generally trade at par value, the fund will also be able to acquire loan participations that sell at a discount because of the borrower's credit standing.

      The loan participations generally are not rated by nationally recognized statistical rating organizations. Participation interests generally are not listed on any national securities exchange and no regular market has developed for such interests. The loans may be subject to restrictions on resale and any secondary purchases and sales generally are conducted in private transactions.

      When acquiring a loan participation, the Fund will have a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal and interest only from the lender selling the loan participation and only upon receipt by such lender of such payments from the borrower. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the loan participation.

Certain Ratings Categories

Commercial Paper Ratings.

      Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

      Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign:
A-1+.)

      The rating "Prime" is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

Rating Categories of Debt Securities.

      Set forth below is a description of S&P corporate bond and debenture rating categories:

      AAA: An obligation rated within the AAA category has the highest rating assigned by S&P. Capacity to meet the financial commitment on the obligation is extremely strong.

      AA: An obligation rated within the AA category differs from the highest rated obligation only in small degree. Capacity to meet the financial obligation is very strong.

      A: An obligation rated within the A category is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet the financial commitment on the obligation is still strong.

      BBB: An obligation rated within the BBB category exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet the financial commitment on the obligation.

      Obligations rated within the BB, B, CCC, CC and C categories are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      BB: An obligation rated within the BB category is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet the financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

      B: An obligation rated within the B category is more vulnerable to nonpayment than obligations rated within the BB category, but currently has the capacity to meet the financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet the financial commitment on the obligation. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

      CCC: An obligation rated within the CCC category is vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions to meet the financial commitment on the obligation. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to meet the financial commitment on the obligation.

      CC: An obligation rated within the CC category is currently highly vulnerable to nonpayment.

      C: The C rating may be used to cover a situation where a bankruptcy petition has been filed, but payments on this obligation are being continued.

      D: An obligation rated within the D category is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      S&P may attach the "r" symbol to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayments risks-such as interest only (IO) and principal only (PO) mortgage securities; and obligations with unusually risky terms, such as inverse floaters.

      Set forth below is a description of Moody's corporate bond and debenture rating categories:

      Aaa: Bonds which are rated within the Aaa category are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated within the Aa category are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds which are rated within the A category possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated within the Baa category are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated within the Ba category are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated within the B category generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated within the Caa category are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated within the Ca category represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated within the C category are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

Securities Ratings Policies.

      The Fund may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Fund may invest on the basis of the higher rating. Where an investment is rated by only one rating agency, the Fund may invest on the basis of the one rating or on the basis of a higher rating derived from its own analysis. Also, the Fund may invest in debt securities that are unrated but considered by the Investment Manager to be of equivalent investment quality to comparable rated securities.

Ratings Downgrades.

      In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

      C.    The Trusts, the Trustees and Officers and Fund Shares

      The Trustees of a Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes. The Trustees have authorized shares of each Fund to be issued in multiple classes.

      Each share of each class of shares represents an identical legal interest in the same portfolio of investments of a Fund, has the same rights and is identical in all respects, except that Class A, Class B(1), Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

      Shareholder rights granted under the Master Trust Agreement may be modified, suspended or repealed, in whole or part by the Trustees, except as provided by law or under the terms of the Master Trust Agreement. The Master Trust Agreement may not be amended by the Trustees if the amendment would (a) repeal the limitation on personal liability of any shareholder or Trustee, or repeal the prohibition of assessment upon shareholders, without the express consent of each shareholder or Trustee involved or (b) adversely modify any shareholder right without the consent of the holders of a majority of the outstanding shares entitled to vote. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

      Under each Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

      Under Massachusetts law, the shareholders of a Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, each Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

      The Trustees and officers of each Trust are identified below, together with biographical information.

                                                                                        Master    Money
   STATE STREET      Capital     Equity    Exchange   Financial    Growth    Income   Investment  Market     Securities   Tax-Exempt
    RESEARCH:         Trust      Trust       Trust      Trust       Trust     Trust     Trust     Trust        Trust         Trust
    --------          -----      -----       -----      -----       -----     -----     -----     -----        -----         -----

   TRUSTEES AND
    PRINCIPAL
     OFFICERS
     --------

Bruce R. Bond      Trustee      Trustee     Trustee    Trustee      Trustee   Trustee   Trustee   Trustee     Trustee     Trustee

John R. Borzilleri                                     Vice
                                                       President

Paul J. Clifford,                                                                                                         Vice
Jr.                                                                                                                       President

Catherine Dudley   Vice
                   President

Bruce A. Ebel                                          Vice
                                                       President

Steve A. Garban    Trustee      Trustee     Trustee    Trustee      Trustee   Trustee   Trustee   Trustee     Trustee     Trustee

Bartlett R. Geer                Vice                                          Vice                            Vice
                                President                                     President                       President

Lawrence J.        Vice
Haverty, Jr.       President

F. Gardner                      Vice
Jackson, Jr.                    President

John H. Kallis                                         Vice                   Vice                Vice        Vice        Vice
                                                       President              President           President   President   President

Dyann H. Kiessling                                                                                Vice
                                                                                                  President

                                                                                         Master    Money
   STATE STREET      Capital     Equity    Exchange  Financial    Growth    Income     Investment  Market   Securities   Tax-Exempt
    RESEARCH:         Trust      Trust       Trust     Trust       Trust     Trust       Trust     Trust      Trust         Trust
    --------          -----      -----       -----     -----       -----     -----       -----     -----      -----         -----

   TRUSTEES AND
    PRINCIPAL
     OFFICERS
     --------

Rudolph K. Kluiber Vice
                   President

Francis J.         Secretary   Secretary  Secretary  Secretary   Secretary   Secretary   Secretary  Secretary  Secretary  Secretary
McNamara, III

Gerard P. Maus     Trustee,    Trustee,   Trustee,   Trustee,    Trustee,    Trustee,    Trustee,   Trustee,   Trustee,   Trustee,
                   Chairman    Chairman   Chairman   Chairman    Chairman    Chairman    Chairman   Chairman   Chairman   Chairman
                   of the      of the     of the     of the      of the      of the      of the     of the     of the     of the
                   Board,      Board,     Board,     Board,      Board,      Board,      Board,     Board,     Board,     Board,
                   President,  President, President, President,  President,  President,  President, President, President, President,
                   Chief       Chief      Chief      Chief       Chief       Chief       Chief      Chief      Chief      Chief
                   Executive   Executive  Executive  Executive   Executive   Executive   Executive  Executive  Executive  Executive
                   Officer     Officer    Officer    Officer     Officer     Officer     Officer    Officer    Officer    Officer
                   and         and        and        and         and         and         and        and        and        and
                   Treasurer   Treasurer  Treasurer  Treasurer   Treasurer   Treasurer   Treasurer  Treasurer  Treasurer  Treasurer

Thomas P. Moore,               Vice                  Vice
Jr.                            President             President

Dean O. Morton     Trustee     Trustee    Trustee    Trustee     Trustee     Trustee     Trustee    Trustee    Trustee    Trustee

Brian P. O'Dell                Vice
                               President

Kim M. Peters                                                                                                  Vice
                                                                                                               President

Susan M. Phillips  Trustee     Trustee    Trustee    Trustee     Trustee     Trustee     Trustee    Trustee    Trustee    Trustee

E.K. Easton                                          Vice
Ragsdale, Jr.                                        President

Daniel J. Rice III             Vice
                               President

Toby Rosenblatt    Trustee     Trustee    Trustee    Trustee     Trustee     Trustee     Trustee    Trustee    Trustee    Trustee

Michael S. Scott   Trustee     Trustee    Trustee    Trustee     Trustee     Trustee     Trustee    Trustee    Trustee    Trustee
Morton

                                                                                          Master    Money
   STATE STREET      Capital     Equity    Exchange   Financial    Growth    Income     Investment  Market   Securities   Tax-Exempt
    RESEARCH:         Trust      Trust       Trust      Trust       Trust     Trust       Trust     Trust      Trust         Trust
    --------          -----      -----       -----      -----       -----     -----       -----     -----      -----         -----

   TRUSTEES AND
    PRINCIPAL
     OFFICERS
     --------

Thomas A. Shively                                     Vice                    Vice                   Vice       Vice       Vice
                                                      President               President              President  President  President

Tucker Walsh       Vice
                   President

James M. Weiss     Vice        Vice       Vice        Vice        Vice        Vice        Vice                  Vice
                   President   President  President   President   President   President   President             President

Elizabeth M.                                                                                                    Vice
Westvold                                                                                                        President

John T. Wilson                 Vice                                                       Vice
                               President                                                  President

Kennard                                   Vice        Vice        Vice                                          Vice
Woodworth, Jr.                            President   President   President                                     President

Peter A. Zuger                 Vice
                               President

      Additional information on the Trustees, Directors and principal officers of the State Street Research Funds is provided below. The address for each person is One Financial Center, Boston, Massachusetts 02111.

      Bruce R. Bond: He is 54. During the past five years, Mr. Bond has also served as Chairman of the Board, Chief Executive Officer and President of PictureTel Corporation, Chief Executive Officer of ANS Communications (a communications networking company) and as managing director of British Telecommunications PLC.

      *John R. Borzilleri, MD: He is 41 and his principal occupation is Senior Vice President of the Investment Manager. During the past five years he has also served as a Vice President of the Investment Manager, as a Vice President of Montgomery Securities and as an equity analyst at Dean Witter.

      *Paul J. Clifford, Jr.: He is 38 and his principal occupation is Senior Vice President of the Investment Manager. During the past five years he has also served as Vice President of the Investment Manager.

      *Catherine Dudley: She is 39 and her principal occupation is senior Vice President of the Investment Manager. During the past five years she has also served as a senior portfolio manager at Chancellor Capital Management and as a portfolio manager at Phoenix Investment Council.

      *Bruce A. Ebel: He is 44 and his principal occupation is Senior Vice President of the Investment Manager. During the past five years he has also served as a Vice President and portfolio manager at Loomis, Sayles & Company, L.P.

      +Steve A. Garban : He is 62 and he is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University. Mr. Garban is also a Director of Metropolitan Series Fund, Inc. (an investment company).

      *Bartlett R. Geer: He is 45 and his principal occupation is currently, and during the past five years has been, Senior Vice President of the Investment Manager.

      *Lawrence J. Haverty, Jr.: He is 56 and his principal occupation is currently, and during the past five years has been, Senior Vice President of the Investment Manager.

      *F. Gardner Jackson, Jr.: He is 57 and his principal occupation is currently, and during the past five years has been Senior Vice President of the Investment Manager.

      *John H. Kallis: He is 59 and his principal occupation is currently, and during the past five years has been, Senior Vice President of the Investment Manager.

      *Dyann H. Kiessling: She is 37 and her principal occupation is Vice President of the Investment Manager. During the past five years she has also served as a fixed income trader for the Investment Manager.

      *Rudolph K. Kluiber: He is 40 and his principal occupation currently is Senior Vice President of the Investment Manager. During the past five years he has also served as a Vice President of the Investment Manager.

      *Gerard P. Maus: He is 48 and his principal occupation is currently, and during the past five years has been, Executive Vice President, Treasurer, Chief Financial Officer, Chief Administrative Officer and Director of the Investment Manager, and since May 2000 Interim Chief Operating Officer of the Investment Manager. Mr. Maus's other principal business affiliations include Executive Vice President, Chief Financial Officer, Chief Administrative Officer, Treasurer and Director of State Street Research Investment Services, Inc.; Treasurer and Chief Financial Officer of SSRM Holdings, Inc.; and Director of SSR Realty Advisors, Inc.

      *Francis J. McNamara, III: He is 44 and his principal occupation is Executive Vice President, General Counsel and Secretary of the Investment Manager. During the past five years he has also served as Senior Vice President of the Investment Manager. Mr. McNamara's other principal business affiliations include Executive Vice President, General Counsel and Clerk of State Street Research Investment Services, Inc.; and Secretary and General Counsel of SSRM Holdings, Inc.

      *Thomas P. Moore, Jr.: He is 61 and his principal occupation is currently, and during the past five years has been, Senior Vice President of the Investment Manager.

      +Dean O. Morton : He is 67 and he is retired and was formerly Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company. Mr. Morton is also a Director of Metropolitan Series Fund, Inc. (an investment company).

      *Brian P. O'Dell: He is 34 and his principal occupation is currently Assistant Portfolio Manager for the Investment Manager. During the past five years he has also served as a portfolio manager and analyst at Freedom Capital Management Corporation.

      *Kim M. Peters: He is 47 and his principal occupation is currently, and during the past five years has been, Senior Vice President of the Investment Manager.

      Susan M. Phillips : She is 55 and her principal occupation is currently Dean of the School of Business and Public Management at George Washington University and Professor of Finance. Previously, she was a member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures Trading Commission.

      *E.K. Easton Ragsdale, Jr.: He is 48 and his principal occupation is Senior Vice President of the Investment Manager. During the past five years he has also served as Vice President of the Investment Manager.

      *Daniel J. Rice III: He is 48 and his principal occupation is currently, and during the past five years has been, Senior Vice President of the Investment Manager.

      Toby Rosenblatt: He is 62 and his principal occupations during the past five years have been President of Founders Investments Ltd. and President of The Glen Ellen Company, a private investment company.

      +Michael S. Scott Morton : He is 62 and his principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology. Dr. Scott Morton is also a Director of Metropolitan Series Fund, Inc. (an investment company).

      *Thomas A. Shively: He is 46 and his principal occupation is currently, and during the past five years has been, Executive Vice President of the Investment Manager. Mr. Shively is also a Director of the Investment Manager. Mr. Shively's other principal business affiliations include Director of State Street Research Investment Services, Inc.

      *Tucker Walsh: He is 30 and his principal occupation is Vice President of the Investment Manager. During the past five years he has also served as an analyst for the Investment Manager and for Chilton Investment Partners and Cowen Asset Management.

      *James M. Weiss: He is 53 and his principal occupation is Executive Vice President and Director of the Investment Manager. During the past five years he has also served as Senior Vice President of the Investment Manager and as President and Chief Investment Officer of IDS Equity Advisors.

      *Elizabeth M. Westvold: She is 40 and her principal occupation is Senior Vice President of the Investment Manager. During the past five years she has also served as Vice President for the Investment Manager.

      *John T. Wilson: He is 36 and his principal occupation is Senior Vice President of the Investment Manager. During the past five years he has also served as a Vice President of the Investment Manager, as an analyst and portfolio manager at Phoenix Home Life Mutual Insurance Company and as a Vice President of Phoenix Investment Counsel Inc.

      *Kennard Woodworth, Jr.: He is 62 and his principal occupation is currently, and during the past five years has been, Senior Vice President of the Investment Manager.

      *Peter A. Zuger: He is 52. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of American Century Investment Management Company.

----------

* These Trustees and/or Officers are deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Director of Metropolitan Series Fund, Inc., which has an advisory relationship with the Investment Manager or its parent, Metropolitan Life Insurance Company.

        D.    Investment Advisory Services

      Under the provisions of each Trust's Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

      State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities.

      The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of each Fund, subject to the authority of the Board of Trustees. Each Advisory Agreement provides that the Investment Manager shall furnish the applicable Funds with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of each Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of MetLife.

      Each Advisory Agreement provides that it shall continue in effect with respect to a Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

      Information about rates at which fees are calculated under the Advisory Agreement with respect to the Funds identified on the cover page of the Statement of Additional Information, as well as the fees paid to the Investment Manager in previous years, if applicable, is included in Section I of this Statement of Additional Information.

      The Fund, the Investment Manager, and the Distributor have adopted a Code of Ethics pursuant to the requirement of the 1940 Act. Under the Code of Ethics, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Fund are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

      E.    Purchase and Redemption of Shares

      Shares of each Fund are distributed by State Street Research Investment Services, Inc., the Distributor. Class A, Class B(1), Class B, Class C and Class S shares of the Fund may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B(1), Class B and Class C shares). Class B shares are available only to current Class B shareholders through reinvestment of dividends and capital gains distributions or through exchanges from existing Class B accounts of the State Street Research Funds. General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Your Investment" in the Prospectus. The following supplements that information.

      Public Offering Price. The public offering price for each class of shares is based on their net asset value determined as of the close of regular trading on the NYSE, but not later than 4 p.m. eastern time, on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a broker-dealer, that broker-dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a broker-dealer's failure to transmit an order promptly is a matter for settlement between the investor and the broker-dealer. Under certain pre-established operational arrangements, the price may be determined as of the time the order is received by the broker-dealer or its designee.

      Alternative Purchase Program. Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.

      As described in greater detail below, financial professionals are paid differing amounts of compensation depending on which class of shares they sell.

        The major differences among the various classes of shares are as follows:

                     Class A         Class B(1)        Class B         Class C        Class S
                     -------         ----------        -------         -------        -------

Sales Charges Paid   Initial sales   Contingent        Contingent      Contingent     None
by Investor to       charge at       deferred sales    deferred        deferred
Distributor          time of         charge of 5% to   sales charge    sales charge
                     investment of   1% applies to     of 5% to 2%     of 1%
                     up to 5.75%*    any shares        applies to      applies to
                     depending on    redeemed within   any shares      any shares
                     amount of       first six years   redeemed        redeemed
                     investment      following their   within first    within one
                                     purchase; no      five years      year
                                     contingent        following       following
                                     deferred sales    their           their
                                     charge after      purchase; no    purchase
                                     six years         contingent
                                                       deferred
                                                       sales charge
                                                       after five
                                                       years

                     On investments
                     of $1 million
                     or more, no
                     initial sales
                     charge; but
                     contingent
                     deferred sales
                     charge of up
                     to 1% may
                     apply to any
                     shares
                     redeemed
                     within one
                     year following
                     their purchase

Initial Commission   Above           4%                4%              1%             None
Paid by              described
Distributor to       initial sales
Financial            charge less
Professional         0.25% to
                     0.75%
                     retained by
                     distributor

                     On
                     investments
                     of $1 million
                     or more,
                     0.25% to 1%
                     paid to
                     dealer by
                     Distributor

Rule 12b-1 Service
Fee

    Paid by Fund     0.25% each      0.25% each year   0.25% each      0.25% each     None
    to Distributor   year                              year            year

    Paid by          0.25% each      0.25% each year   0.25% each      0.25% each     None
    Distributor to   year            commencing        year            year
    Financial                        after one year    commencing      commencing
    Professional                     following         after one       after one
                                     purchase          year            year
                                                       following       following
                                                       purchase        purchase

Rule 12b-1
Distribution Fee

    Paid by Fund     Up to 0.15%     0.75% for first   0.75% for       0.75% each     None
    to Distributor   each year       eight years;      first eight     year
                                     Class B(1)        years; Class
                                     shares convert    B shares
                                     automatically     convert
                                     to Class A        automatically
                                     shares after      to Class A
                                     eight years       shares after
                                                       eight years

    Paid by          Up to 0.15%     None              None            0.75% each     None
    Distributor to   each year                                         year
    Financial                                                          commencing
    Professional                                                       after one
                                                                       year
                                                                       following
                                                                       purchase

----------
* or up to 4.50% for State Street Research Government Income Fund, State Street Research High Income Fund, State Street Research Strategic Income Fund, State Street Research Tax-Exempt Fund and State Street Research New York Tax Free Fund.

      Class A Shares--Reduced Sales Charges. The reduced sales charges set forth under "Your Investment--Choosing a Share Class" in the Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in
Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and
(v) an employee benefit plan of a single employer or of affiliated employers.

      Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

      An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B(1), Class B, Class C and Class S shares may also be included in the combination under certain circumstances.

      A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

      Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B(1), Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

      Other Programs Related to Class A Shares. Class A shares of the Fund may be sold, or issued in an exchange, at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements for designated classes of investors. These arrangements include programs sponsored by the Distributor or others under which, for example, a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants to purchase Fund shares. (These arrangements are not available to any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge.) Sponsored arrangements may be established for non-profit organizations, holders of individual retirement accounts or participants in limited promotional campaigns, such as a special offering to shareholders of funds in other complexes that may be liquidating. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

      The entire sales charge on Class A shares may be reallowed to financial professionals who sell shares during certain special promotional periods which may be instituted from time to time. The Fund reserves the right to have such promotions without further supplement to the Prospectus or Statement of Additional Information. The financial professionals who receive the entire sales charge may be deemed to be underwriters of the Fund's shares under the Securities Act of 1933 during such promotions.

      In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and persons: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them; and (D) others who because of their business relationship with the Fund, the Distributor or its affiliates, and because of their knowledge of the Fund, do not require any significant sales effort or expense to educate them about the Fund. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers, minimum investments by various groups and any other matters, as may be adopted by the Distributor from time to time.

      Conversion of Class B(1) and Class B Shares to Class A Shares. A shareholder's Class B(1) and Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B(1) and Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B(1) shares received in exchange for Class B(1) shares of other Eligible Funds and for Class B shares received in exchange for Class B shares of other Eligible Funds, will be counted toward the eight-year period.

      Contingent Deferred Sales Charges. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B(1), Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B(1) and Class B shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B(1) and Class B shares and receive in lieu thereof an annual fee, usually 1%, with respect to such outstanding shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B(1), Class B and Class C shares without an initial sales charge.

      In determining the applicability and rate of any contingent deferred sales charge of Class B(1), Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B(1) shares that are redeemed within a six-year period after purchase, Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

      Contingent Deferred Sales Charge Waivers. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B(1), Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. The contingent deferred sales charge will be waived for participant initiated distributions from State Street Research prototype employee retirement plans. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age 70 1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The Fund may waive the contingent deferred sales charge on any class, or modify or terminate any waivers, at any time. The Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans. Certain employee benefit plans sponsored by a financial professional may be subject to other conditions for waivers under which the plans may initially invest in Class B(1) or Class B shares and then Class A shares of certain funds upon meeting specific criteria. No contingent deferred sales charges apply to shares held by MetLife, the Investment Manager or the Distributor.

      Class S Shares. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by MetLife, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations. For information on different conditions that may apply to certain Funds, see Section I for the relevant Fund.

      In the discretion of the Distributor, Class S shares may be made available to (a) current and former employees, officers and directors of the Investment Manager and Distributor; (b) current and former directors or trustees of the investment companies for which the Investment Manager serves as the primary investment adviser; and (c) relatives of any such individuals, provided that the relationship is directly verified by such individuals to the Distributor, and any beneficial account for such relatives or individuals. Class A shares acquired by such individuals and relatives may, in the discretion of the Distributor, be converted into Class S shares. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

      Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

      In-Kind Purchase Option. In the discretion of the Investment Manager, shares of the Fund may be offered for purchase partly or entirely in exchange for securities. This option is available only in very limited circumstances. The Investment Manager will not approve the acceptance of any securities in exchange for Fund shares unless it believes the securities are appropriate investments for the Fund.

      Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

      Systematic Withdrawal Plan. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B(1), Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

      In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 12% annually (minimum $50 per withdrawal) of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

      Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Investment--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

      Request to Dealer to Repurchase. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from broker-dealers by wire or telephone for the repurchase of shares by the Distributor from the broker-dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the broker-dealer to the Distributor. The broker-dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Under certain pre-established operational arrangements, the price may be determined as of the time the order is received by the broker-dealer or its designee.

      Signature Guarantees. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $100,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; (4) requests to transfer the registration of shares to another owner; and (5) if checkwriting is available for the account, authorizations to establish the checkwriting privilege. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.

      Dishonored Checks. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

      Processing Charges. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.

      F.    Shareholder Accounts

      General information on shareholder accounts is included in the Fund's Prospectus under "Your Investment." The following supplements that information.

      Maintenance Fees and Involuntary Redemption. Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

      To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

      The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

      The Open Account System. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Share certificates will not be issued. Shareholders will receive periodic statements of transactions in their accounts.

      The   Fund's Open Account System provides the following options:

      1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

      2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

            (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

            (b)   All income dividends and capital gains distributions in cash.

            (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

      Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

      Exchange Privileges. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds on the basis of the relative net asset values of the respective shares to be exchanged, and subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B(1), Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. Class A shares acquired through a new investment after January 1, 1999, are subject to an incremental sales charge if exchanged within 30 days of acquisition for Class A shares of a Fund with a higher applicable sales charge. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B(1), Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

      Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B(1), Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

      The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone privileges with respect to the Fund (see "Your Investment--Account Policies--Telephone Requests" in the Fund's Prospectus and "--Telephone Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

      The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. The exchange limit may also be modified under certain exchange arrangements for selected brokers with substantial asset allocation programs. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

      Reinvestment Privilege. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

      Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

      Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

      Telephone and Internet Privileges. The following privileges are available:

      o Telephone Exchange Privilege for Shareholder and Shareholder's Financial Professional
            o Shareholders automatically receive this privilege unless declined.
            o This privilege allows a shareholder or a shareholder's financial professional to request exchanges into other State Street Research funds.

      o     Telephone Redemption Privilege for Shareholder
            o Shareholders automatically receive this privilege unless declined.
            o This privilege allows a shareholder to phone requests to sell shares, with the proceeds sent to the address of record.

      o     Telephone Redemption Privilege for Shareholder's Financial
            Professional
            o Shareholders automatically receive this privilege unless declined.
            o This privilege allows a shareholder's financial professional to phone requests to sell shares, with the proceeds sent to the address of record on the account.

      o     Internet Privilege for Shareholder
            o Shareholders may access the Fund's Web site to enter transactions and for other purposes, subject to acceptance of the important conditions set forth on the Web site.

      A shareholder with the above privileges is deemed to authorize the Fund's agents to: (1) act upon the telephone instructions of any person purporting to be any of the shareholders of an account or a shareholder's financial professional; (2) act upon the Internet instructions of any person purporting to be any of the shareholders of an account; and (3) honor any telephone or Internet instructions for a change of address. All telephone calls will be recorded. Neither the Fund, any other State Street Research Fund, the Investment Manager, the Distributor, nor any of their agents will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone or Internet requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone or Internet are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

      Alternative Means of Contacting a Fund. It is unlikely, during periods of extraordinary market conditions, that a shareholder may have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-800-562-0032, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

      G.    Net Asset Value

      The net asset value of the shares of each Fund is determined once daily as of the close of regular trading on the NYSE, but not later than 4 P.M. eastern time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The net asset value per share of each Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

      In determining the values of portfolio assets as provided below, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

      In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD") NASDAQ System are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies authorized by the Trustees. The Trustees also reserve the right to adopt other valuations based on fair value in pricing in unusual circumstances where use of other methods as discussed in part above, could otherwise have a material adverse effect on the Fund as a whole.

      The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

      H.    Portfolio Transactions

      The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less).

Brokerage Allocation

      The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

      When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given by the Investment Manager to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those contained in certain trading systems and used for portfolio analysis and modeling and also including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources) and portfolio evaluation services and relative performance of accounts.

      In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies. This information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

      The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. The Investment Manager's investment management personnel seek to evaluate the quality of the research and other services provided by various broker-dealer firms, and the results of these efforts are made available to the equity trading department, which uses this information as consideration to the extent described above in the selection of brokers to execute portfolio transactions.

      Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of the services to determine the proportion which is allocable to research or investment decision-making and the proportion allocable to other purposes. The Investment Manager pays directly from its own funds for that portion allocable to uses other than research or investment decision-making. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer providing the services.

      The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive an allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

      It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934.

      In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

      In some instances, certain clients of the Investment Manager request it to place all or part of the orders for their account with certain brokers or dealers, which in some cases provide services to those clients. The Investment Manager generally agrees to honor these requests to the extent practicable. Clients may request that the Investment Manager only effect transactions with the specified broker-dealers if the broker-dealers are competitive as to price and execution. Where the request is not so conditioned, the Investment Manager may be unable to negotiate commissions or obtain volume discounts or best execution. In cases where the Investment Manager is requested to use a particular broker-dealer, different commissions may be charged to clients making the requests. A client who requests the use of a particular broker-dealer should understand that it may lose the possible advantage which non-requesting clients derive from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved with directed brokerage is that, in an effort to achieve orderly execution of transactions, execution of orders that have designated particular brokers may, at the discretion of the trading desk, be delayed until execution of other non-designated orders has been completed.

      When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the size of the order, the relative sizes of the accounts, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time.

      In addition, when the Investment Manager is seeking to buy or sell the same security on behalf of more than one client at approximately the same time, the Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. Although sharing large transactions may sometimes affect price or volume of shares acquired or sold, the Investment Manager believes that grouping orders generally provide an advantage in execution. Where an aggregate order is executed in a series of transactions at various prices on a given day, each participating account's proportionate share of such order will reflect the average price paid or received with respect to the total order. The Investment Manager may decide not to group orders, however, based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interest of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable overall execution (including transactions costs) relative to other clients.

      The Investment Manager has developed certain internal policies governing its short sale trading activities, including prior notification in certain circumstances to portfolio managers of accounts holding long positions in the same security. Generally, however, sales of long positions will take precedence over short sales, regardless of the order in which the trade orders are received.

      Subject to the policy of seeking best overall price and execution as stated above, sales of shares of investment companies under the Investment Manager's management may be considered by the Investment Manager in the selection of broker or dealer firms to execute portfolio transactions for investment companies under its management.

      I.    Certain Tax Matters

Federal Income Taxation of the Fund--In General

      The Fund intends to qualify and elects to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, the Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

      If in any year the Fund derives more than 10% of its gross income (as defined in the Code, which disregards losses for that purpose) from investments made directly in commodities, including precious metal investments, or commodity-related options, futures or indices, the Fund in such year may fail to qualify as a regulated investment company under the Code. The Investment Manager intends to manage the Fund's portfolio so as to minimize the risk of such a disqualification.

      If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

      The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Fund's Investments

      Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

      Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

      Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund's income for the purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

      Gains or losses attributable to foreign currency contracts or fluctuations in exchange rates that occur between the time the Fund accrues income or expenses denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses are treated as ordinary income or loss. The portion of any gain or loss on the disposition of a debt security denominated in a foreign currency that is attributable to fluctuations in the value of the foreign currency during the holding period of the debt security will likewise be treated as ordinary income or loss. Such ordinary income or loss will increase or decrease the amount of the Fund's net investment income.

      If the Fund invests in the stock of certain "passive foreign investment companies" ("PFICs"), the income of such companies may become taxable to the Fund prior to its distribution to the Fund or, alternatively, ordinary income taxes and interest charges may be imposed on the Fund on "excess distributions" received by the Fund or on gain from the disposition of such investments by the Fund. Alternatively, if the stock of a PFIC is marketable, the Fund may elect to mark the stock of the PFIC to market annually, and to recognize gain or loss of the appreciation or depreciation in the stock. Any gain so recognized would be treated as ordinary income, and a loss would be recognized and treated as an ordinary deduction to the extent of any prior, unreversed amounts of gain recognized with respect to that stock. The Fund does not intend to invest in PFICs. Because of the broad scope of the PFIC rules, however, there can be no assurance that the Fund can avoid doing so.

Federal Income Taxation of Shareholders

      Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

      Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

      The Fund may be subject to foreign taxes, including foreign income taxes. If so, the Fund intends to meet the requirements of the Code for passing through to its shareholders the tax benefit of foreign income taxes paid, although there is no assurance that it will be able to do so. Under this provision, if more than half of the value of the total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations, the fund will be eligible and intends to elect to pass through to its shareholders the amount of foreign taxes it paid if such amounts are material. Pursuant to this election, a United States shareholder will, in general, be required to (i) include in gross income, in addition to taxable distributions actually received, his or her pro rata share of the foreign taxes paid by the Fund, (ii) treat that share of taxes as having been paid directly by him or her, and (iii) either deduct such share of taxes or treat such share of taxes as a credit against United State income tax liability. A tax-exempt shareholder will ordinarily not benefit from this election.

      Generally, a credit for foreign taxes paid by the Fund may not exceed a shareholder's United States income tax attributable to the shareholder's foreign source income. This limitation applies separately to different categories of income, one of which is a foreign-source passive income, which is likely to include all of the foreign-source income of the Fund. As a result of these limitations, some shareholders may not be able to utilize fully any foreign tax credits generated by an investment in the Fund. In addition, holding period requirements apply so that, generally, the shareholder will be unable to take a tax credit for any foreign withholding tax on a dividend payment unless (a) the Fund held the stock in the foreign corporation for more than 15 days during the 30-day period beginning on the date that the stock becomes ex-dividend with respect to the dividend on which the withholding tax is paid and (b) the shareholder held his or her shares in the Fund during the same period. In the case of certain preference dividends on foreign stock, the 15-day and 30-day periods are extended to 45 days and 90 days, respectively. Shareholders also will be unable to claim a credit for foreign withholding taxes on dividends if the Fund has entered into certain hedging transactions with respect to the stock of the foreign corporation. Shareholders may take a deduction to the extent of any tax credits disallowed under the holding period and hedging rules. The Fund will provide its shareholders with information about the source of its income and the foreign taxes it has paid for use in preparing the shareholder's United States income tax returns, including information about withholding taxes for which a tax credit could be denied to the Fund under the holding period and hedging rules described above.

      The foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, that is, United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to United States withholding tax at a rate of up to 30% (or at a lower rate under applicable treaty) on distributions from the Fund.

      Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

      J.    Distribution of Fund Shares

      The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through broker-dealers who have entered into sales agreements with the Distributor. The Fund has authorized certain broker-dealers to receive on its behalf purchase and redemption orders, and such broker-dealers are authorized to designate other intermediaries to receive orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when such broker-dealer, or, if applicable, the broker-dealer's designee, receives the order. In such case, orders will be priced at the Fund's net asset value next computed after the orders are received by an authorized broker-dealer or its designee. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or
(ii) on a deferred basis (Class B(1), Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to broker-dealers. The Distributor may also pay its affiliate MetLife Securities, Inc. additional sales compensation of up to 0.25% of certain sales or assets.

      The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, or Class S shares are offered, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale, among other factors. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called "mutual fund supermarkets," among other special programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.

      On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor may pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission may also be paid to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of up to 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

Plan(s) of Distribution Pursuant to Rule 12b-1

      The Fund may have one or more Distribution Plans under Rule 12b-1, as set forth in Section I of this Statement of Additional Information for the Fund. Under the Fund's Distribution Plans, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares, including, but not limited to, (1) the payment of commissions to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions to securities dealers (which securities dealers may be affiliates of the Distributor), (2) expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts, and (3) expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others for the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts. In addition, the Distribution Plans authorize the Distributor and the Investment Manager to make payments out of management fees, general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be an indirect financing of any activity primarily resulting in the sale of shares of the Fund within the scope of Rule 12b-1 under the 1940 Act. Payments by the Fund under the Distribution Plan may be discontinued at any time. The Distributor may also voluntarily waive receipt of payments from the Fund from time to time.

      A rule of the National Association of Securities Dealers, Inc. ("NASD") limits annual expenditures that the Fund may incur to 0.75% for distribution expenses and 0.25% for service fees. The NASD Rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to the service fees.

      Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares and for other sales and marketing expenditures. Dealers who have sold Class A shares are eligible for ongoing payments commencing as of the time of such sale. Dealers who have sold Class B(1), Class B and Class C shares are eligible for ongoing payments after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly).

      The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

      The payment of service and distribution fees may continue even if the Fund ceases, temporarily or permanently, to sell one or more classes of shares to new accounts. During the period the Fund is closed to new accounts, the distribution fee will not be used for promotion expenses. The service and distribution fees are used during a closed period to cover services provided to current shareholders and to cover the compensation of financial professionals in connection with the prior sale of Fund shares, among other non-promotional distribution expenditures.

      The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting and for distribution through mutual fund supermarkets or similar arrangements.

      No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plans. The Distributor's interest in the Distribution Plans is described above.

      K.    Calculation of Performance Data

      From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B(1), Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily.

      The average annual total return ("standard total return") of the Class A, Class B(1), Class B, Class C and Class S shares of each Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund.

Total Return

      Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                      P(1+T)^n = ERV

Where:         P      =      a hypothetical initial payment of $1,000

               T      =      average annual total return

               n      =      number of years

               ERV    =      ending redeemable value at the end of the
                             designated period assuming a hypothetical
                             $1,000 payment made at the beginning of the designated period

      The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Yield

      Yield for each class of the Fund's shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

                        YIELD = 2[(a-b + 1)^6 -1]
                                   ---
                                   cd

Where       a=    dividends and interest earned during the period

            b= expenses accrued for the period (net of voluntary expense reductions by the Investment Manager)

            c= the average daily number of shares outstanding during the period that were entitled to receive dividends

            d= the maximum offering price per share on the last day of the period

      To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to effective maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to effective maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

      With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

      Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes the maximum applicable sales charge.

      All accrued expenses are taken into account as described later herein.

      Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Accrued Expenses and Recurring Charges

      Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

      Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. Subsidization can include the Investment Manager's waiver of a portion of its advisory fee, the Distributor's waiver of a portion of its Rule 12b-1 fee, or the assumption of a portion of the Fund's expenses by either of them or their affiliates. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return

      Each Fund may provide the above described standard total return results for Class A, Class B(1), Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and ten years before (or the commencement of the Fund's operations, whichever is earlier). In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge, if any, may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000.

Distribution Rates

      Each Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

      Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

      L.    Custodian

      State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for Fund assets. As custodian State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on each Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

      M.    Independent Accountants

      PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trusts' independent accountants, providing professional services including (1) audits of each Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual income tax returns filed on behalf of each Fund.

      N.    Financial Reports

      In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Service Center.

                       STATE STREET RESEARCH INCOME TRUST

                                     PART C
                                OTHER INFORMATION

Item 23:  Exhibits

       (1)(a) First Amended and Restated Master Trust Agreement and Amendment No. 1 to First Amended and Restated Master Trust Agreement (16)

       (1)(b) Amendment No. 2 to First Amended and Restated Master Trust Agreement (17)

       (1)(c) Amendment No. 3 to First Amended and Restated Master Trust Agreement (17)

       (1)(d) Amendment No. 4 to First Amended and Restated Master Trust Agreement (20)

       (1)(e) Amendment No. 5 to First Amended and Restated Master Trust Agreement (21)

       (1)(f)     Amendment No. 6 to First Amended and Restated Master Trust
                  Agreement

       (2)(a)     By-Laws of the Registrant (1)***

       (2)(b)     Amendment No. 1 to By-Laws effective September 30, 1992
                  (11)***

       (3)        Not applicable

       (5)(a) Advisory Agreement with MetLife - State Street Investment Services, Inc. (2)*, ***

       (5)(c) Letter Agreement with respect to the Advisory Agreement relating to MetLife - State Street Managed Assets (9)**, ***

       (5)(e) Transfer and Assumption of Responsibilities and Rights relating to the Advisory Agreement between State Street Financial Services, Inc. and State Street Research & Management Company (11)*, ***

       (6)(a) Distribution Agreement with MetLife - State Street Investment Services, Inc. (2)*, ***

       (6)(b)     Form of Selected Dealer Agreement, as Supplemented (17)

       (6)(c)     Form of Bank and Bank-Affiliated Broker-Dealer Agreement (17)

       (6)(d) Letter Agreement with respect to the Distribution Agreement relating to MetLife - State Street Managed Assets (9)**, ***

       (7)        Not applicable

       (8)(a)     Custodian Contract with State Street Bank and Trust Company
                  (2)***

       (8)(b) Letter Agreement with respect to the Custodian Contract relating to MetLife - State Street Managed Assets (9)**, ***

       (8)(c) Amendment to the Custodian Contract with State Street Bank and Trust Company dated January 12, 1989 (7)***

       (8)(d) Amendment to the Custodian Contract with State Street Bank and Trust Company dated November 2, 1995 (18)

       (8)(e)     Data Access Services Addendum to Custodian Contract (21)

       (9)        Not applicable

       (10)(a) Opinion and Consent of Goodwin, Procter & Hoar with respect to MetLife - State Street High Income Fund (2)**, ***

       (10)(b) Opinion and Consent of Goodwin, Procter & Hoar with respect to MetLife - State Street Managed Assets (6)**, ***

       (11)       Consent of PricewaterhouseCoopers LLP

       (12)       Not applicable

       (13)(a)    Purchase Agreement and Investment Letter (2)***

       (13)(b)    Purchase Agreement and Investment Letter (2)***

       (13)(c) Purchase Agreement and Investment Letter -- MetLife - State Street Managed Assets (9)**, ***

       (14)(a)    Deleted

       (14)(b)    Deleted

       (15)(a) First Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 (12)***


       (15)(b)    Rule 12b-1 Plan for Class B(1) shares (21)

       (15)(c) Amendment No. 1 to the First Amended and Restated Plan of Distribution Pursuant to Rule 12b-1


       (16)(a)    Deleted

       (16)(b)    Deleted

       (16)(c)    Deleted

       (17)(a) First Amended and Restated Multiple Class Expense Allocation Plan (17)


       (17)(b) Addendum to the First Amended and Restated Multiple Class Allocation Plan (21)

       (17)(c)    State Research & Management Company Code of Ethics


       (18)(a)    Powers of Attorney


       (18)(b)    Power of Attorney for Susan M. Phillips (21)

       (18)(c)    Power of Attorney for Bruce R. Bond (21)

       (18)(d)    Power of Attorney for Gerard P. Maus

       (19) Certificate of Board Resolution Respecting Powers of Attorney for Gerard P. Maus


       (20)       Application Forms (18)

       (27)       Deleted

----------

* MetLife - State Street Investment Services, Inc. changed its name to State Street Financial Services, Inc. effective as of June 18, 1992, and subsequently changed its name to State Street Research Investment Services, Inc. effective October 28, 1992. Documents in this listing of Exhibits which were effective prior to the most recent name change accordingly refer to MetLife - State Street Investment Services, Inc. or State Street Financial Services, Inc.

** The Series of the Registrant have changed their names at various times. Documents in this listing of Exhibits which were effective prior to the most recent name change accordingly refer to a former name of the Series.

*** Restated in electronic format in Post-Effective Amendment No. 17, filed on July 3, 1997.

     Filed as part of the Registration Statement as noted below and incorporated herein by reference:

 Footnote           Securities Act of 1933
 Reference          Registration/Amendment                   Date Filed
 ---------          ----------------------                   ----------
     1              Initial Registration                     January 15, 1986
     2              Pre-Effective Amendment No. 1            August 12, 1986
     3              Post-Effective Amendment No. 1           April 30, 1987
     4              Post-Effective Amendment No. 2           June 3, 1988
     5              Post-Effective Amendment No. 3           October 26, 1988
     6              Post-Effective Amendment No. 4           December 23, 1988
     7              Post-Effective Amendment No. 5           June 23, 1989
     8              Post-Effective Amendment No. 7           July 31, 1990
     9              Post-Effective Amendment No. 8           July 31, 1991
    10              Post-Effective Amendment No. 9           August 1, 1992
    11              Post-Effective Amendment No. 10          April 1, 1993
    12              Post-Effective Amendment No. 11          June 1, 1993
    13              Post-Effective Amendment No. 12          November 18, 1993
    14              Post-Effective Amendment No. 14          July 28, 1994
    15              Post-Effective Amendment No. 16          April 28, 1995
                    to the Registration Statement of
                    MetLife-State Street Equity Trust
                    (Securities Act of 1933 Registration
                    No. 33-4296, Investment Company
                    Act of 1940 File No. 811-4624)
    16              Post-Effective Amendment No. 15          July 31, 1995
    17              Post-Effective Amendment No. 16          May 31, 1996
    18              Post-Effective Amendment No. 17          July 3, 1997
    19              Post-Effective Amendment No. 18          July 28, 1997
    20              Post-Effective Amendment No. 19          June 2, 1998


    21              Post-Effective Amendment No. 20          July 14, 1999


Item 24:  Persons Controlled by or under Common Control with Registrant

     Inapplicable.

Item 25.  Indemnification

     Under Article VI of the Registrant's First Amended and Restated Master Trust Agreement each of its Trustees and officers or persons serving in such capacity with another entity at the request of the Registrant ("Covered Person") shall be indemnified against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person, in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before which the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

     Under the Distribution Agreement between the Registrant and State Street Research Investment Services, Inc., the Registrant's distributor, the Registrant has agreed to indemnify and hold harmless State Street Research Investment Services, Inc. and each person who has been, is, or may hereafter be an officer, director, employee or agent of State Street Research

Investment Services, Inc. against any loss, damage or expense reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon a violation of any of its covenants herein contained or any untrue or alleged untrue statement of material fact, or the omission or alleged omission to state a material fact necessary to make the statements made not misleading, in a Registration Statement or Prospectus of the Registrant, or any amendment or supplement thereto, unless such statement or omission was made in reliance upon written information furnished by State Street Research Investment Services, Inc.

     Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, underwriters and controlling persons of the Registrant, pursuant to Article VI of the Registrant's First Amended and Restated Master Trust Agreement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

Describe any other business, profession, vocation or employment of a substantial nature in which each investment adviser of the Registrant, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

                                                                                                        Principal business
Name                      Connection                  Organization                                      address of organization
----                      ----------                  ------------                                      -----------------------
State Street Research &   Investment Adviser          Various investment advisory                       Boston, MA
  Management Company                                  clients

Abbott, Christopher C.    Senior Managing             Pioneer Investment Mgmt.                          Boston, MA
  Executive Vice          Director
  President               (until 10/99)

Bangs, Linda L.           None
  Vice President

Barghaan, Dennis C.       Senior Vice President       State Street Research Investment Services, Inc.   Boston, MA
  Senior Vice President   Senior Vice President       Metropolitan Life Insurance Company               New York, NY
                          (until 12/98)

Barnwell, Amy F.          Vice President              State Street Research Investment Services, Inc.   Boston, MA
  Vice President

Beatty, T. Kevin          Vice President              Fleet Investment Advisors                         Boston, MA
  Vice President          (until 9/99)

Bigley, Gary M.           None
  Vice President

Bochman, Kathleen M.      None
  Vice President

Borzilleri, John          Vice President              State Street Research Financial Trust             Boston, MA
  Senior Vice President

Bray, Michael J.          None
  Senior Vice President

Brezinski, Karen          None
  Vice President

Brown, Susan H.           None
  Vice President

Bruno, Thomas
  Vice President

Buffum, Andrea L.         None
  Vice President

Burbank, John F.          None
  Senior Vice President

Calame, Mara D.           Vice President, Assistant   State Street Research Investment Services, Inc.   Boston, MA
  Vice President,         Clerk and Counsel
  Assistant Secretary     Assistant Secretary         State Street Research Institutional Funds         Boston, MA
  and Assistant Counsel

Carley, Linda C.          Vice President              State Street Research Investment Services, Inc.   Boston, MA
  Vice President          Assistant Secretary         State Street Research Institutional Funds         Boston, MA

Carstens, Linda C.        Vice President              State Street Research Investment Services, Inc.   Boston, MA
  Vice President

Clifford, Jr., Paul J.    Vice President              State Street Research Tax-Exempt Trust            Boston, MA
  Senior Vice President

                                                                                                             Principal business
Name                            Connection                  Organization                                     address of organization
----                            ----------                  ------------                                     -----------------------
Coleman, Thomas J.              None
  Vice President

Cullen, Terrence J.             Vice President, Assistant   State Street Research Investment Services, Inc.  Boston, MA
  Vice President,               Clerk and Counsel
  Assistant Secretary
  and Assistant Counsel

D'Vari, Ronald                  None
  Senior Vice President

Depp, Maureen G.                None
  Vice President

DeVeuve, Donald                 None
  Vice President

Dudley, Catherine               Vice President              State Street Research Capital Trust              Boston, MA
  Senior Vice President         Vice President              State Street Research Institutional Funds        Boston, MA

Duggan, Peter J.                None
  Senior Vice President

Ebel, Bruce A.
  Senior Vice President         Vice President              Loomis, Sayles & Company, L.P.                   Chicago, IL
                                (since 3/99)
                                Vice President              State Street Research Institutional Funds        Boston, MA
                                Vice President              State Street Research Financial Trust            Boston, MA

Even, Karen L.                  None
  Vice President

Fazo, Steven A.                 None
  Vice President

Federoff, Alex G.               None
  Senior Vice President
  (Vice President until 4/00)

Fee, Richard E.                 Vice President              State Street Research Investment Services, Inc.  Boston, MA
  Vice President

Feliciano, Rosalina             None
  Vice President

Feeney, Kimberley               Vice President              State Street Research Investment Services, Inc.  Boston, MA
  Vice President

Ficco, Bonnie A.                None
  Vice President

Fochtman, Jr., Leo              None
  Vice President

Forcione, Anthony F.            None

Frey, Kenneth                   Analyst                     The Boston Company                               Boston, MA
  Vice President                (until 10/99)

Frank, Christopher
  Vice President

Gallivan Jr., Edward T.         Vice President              State Street Research Investment Services, Inc.  Boston, MA
  Vice President

Gardner, Michael D.             None
  Senior Vice President

Geer, Bartlett R.               Vice President              State Street Research Equity Trust               Boston, MA
  Senior Vice President         Vice President              State Street Research Income Trust               Boston, MA

                                                                                                            Principal business
Name                        Connection                    Organization                                      address of organization
----                        ----------                    ------------                                      -----------------------
Giroux, June M.             None
  Vice President

Goganian, David H.          Vice President                Scudder Kemper Investments                        Boston, MA
  Vice President            (until 6/99)
                            Vice President                State Street Research Investment Services, Inc.   Boston, MA

Goodman, Stephanie B.       Vice President                State Street Research Investment Services, Inc.   Boston, MA
  Vice President

Govoni, Electra             None
  Vice President

Grace, Evan S.              None
  Vice President

Granger, Allison            None
  Vice President

Hadelman, Peter J.          Vice President                Pioneer Investment Management                     Boston, MA
  Vice President            (until 5/00)

Haggerty, Bryan D.          None
  Vice President

Hamilton, Jr., William A.   Treasurer and Director        Ellis Memorial and Eldredge House                 Boston, MA
  Senior Vice President     Treasurer and Director        Nautical and Aviation Publishing Company, Inc.    Baltimore, MD
                            Treasurer and Director        North Conway Institute                            Boston, MA

Hasson, Ira P.              Vice President                State Street Research Investment Services, Inc.   Boston, MA
  Vice President

Haverty, Jr., Lawrence J.   Vice President                State Street Research Capital Trust               Boston, MA
  Senior Vice President

Heineke, George R.          None
  Vice President

Hickman, Joanne             Senior Vice President         State Street Research Investment Services, Inc.   Boston, MA
  Senior Vice President

Holland, Thomas             Senior Vice President         Putnam Investments                                Boston, MA
  Vice President            (until 6/99)
                            Senior Vice President         State Street Research Investment Services, Inc.   Boston, MA

Jackson, Jr., F. Gardner    Vice President                State Street Research Equity Trust                Boston, MA
  Senior Vice President     Trustee                       Certain trusts of related and
                                                          non-related individuals
                            Trustee and Chairman of the   Vincent Memorial Hospital                         Boston, MA
                            Board

Joseph, Robert I.           None
  Vice President

Kallis, John H.             Vice President                State Street Research Financial Trust             Boston, MA
  Senior Vice President     Vice President                State Street Research Income Trust                Boston, MA
                            Vice President                State Street Research Institutional Funds         Boston, MA
                            Vice President                State Street Research Money Market Trust          Boston, MA
                            Vice President                State Street Research Tax-Exempt Trust            Boston, MA
                            Vice President                State Street Research Securities Trust            Boston, MA
                            Trustee                       705 Realty Trust                                  Washington, D.C.

Kasper, M. Katherine        Vice President                State Street Research Investment Services, Inc.   Boston, MA
  Vice President

Keelan, David E.
  Vice President

Keen, Miyeko C.             Vice President                State Street Research Investment Services, Inc.   Boston, MA
  Vice President

                                                                                                             Principal business
Name                             Connection                             Organization                         address of organization
----                             ----------                             ------------                         -----------------------
Kiessling, Dyann H.              Vice President                         State Street Research Money Market   Boston, MA
  Vice President                                                        Trust

Kluiber, Rudolph K.              Vice President                         State Street Research Capital Trust  Boston, MA
  Senior Vice President

Kuhn, Stephen P.                 Vice President                         State Street Research Investment     Boston, MA
  Vice President                                                        Services, Inc.

Langholm, Knut                   Director                               SSR Pegasus Funds                    Luxembourg
  Senior Vice President
  (Vice President
  until 4/99)

Leary, Eileen M.                 None
  Vice President

Ledbury, Richard D.              Vice President                         State Street Research Investment     Boston, MA
  Vice President                                                        Services, Inc.

Leese, Reginald
  Vice President

Lomasney, Mary T.                None
  Vice President

Lubas, Amy C.
  Vice President

Marinella, Mark A.               Portfolio Manager                      STW Fixed Income Management, Ltd.    Boston, MA
  Senior Vice President          (Until 8/98)
                                 Vice President                         State Street Research Institutional  Boston, MA
                                                                        Funds

Markel, Gregory S.               None
  Vice President

Marsh, Eleanor H.                Portfolio Manager                      Evergreen Investment Management      Boston, MA
  Vice President                 (Until 3/00)                           Company

Maus, Gerard P.                  Chairman, President, Chief Executive   State Street Research Equity Trust   Boston, MA
  Director, Executive              Officer, Trustee and Treasurer
  Vice President                 Chairman, President, Chief Executive   State Street Research Income Trust   Boston, MA
  Treasurer, Interim Chief         Officer, Trustee and Treasurer
  Operating Officer, Chief       Chairman, President, Chief Executive   State Street Research Tax-Exempt     Boston, MA
  Chief Financial Officer and      Officer, Trustee and Treasurer       Trust
  Chief Administrative Officer   Chairman, President, Chief Executive   State Street Research Capital Trust  Boston, MA
                                   Officer, Trustee and Treasurer
                                 Chairman, President, Chief Executive   State Street Research Exchange       Boston, MA
                                   Officer, Trustee and Treasurer       Trust
                                 Chairman, President, Chief Executive   State Street Research Growth Trust   Boston, MA
                                   Officer, Trustee and Treasurer
                                 Chairman, President, Chief Executive   State Street Research Master         Boston, MA
                                   Officer, Trustee and Treasurer       Investment Trust
                                 Chairman, President, Chief Executive   State Street Research Institutional  Boston, MA
                                   Officer, Trustee and Treasurer       Funds
                                 Chairman, President, Chief Executive   State Street Research Securities     Boston, MA
                                   Officer, Trustee and Treasurer       Trust
                                 Chairman, President, Chief Executive   State Street Research Money Market   Boston, MA
                                   Officer, Trustee and Treasurer       Trust
                                 Chairman, President, Chief Executive   State Street Research Financial      Boston, MA
                                   Officer, Trustee and Treasurer       Trust
                                 Director, President, Chief Financial   State Street Research Investment     Boston, MA
                                   Officer, Chief Administrative        Services, Inc.
                                   Officer and Treasurer
                                 Director                               Metric Holdings, Inc.                San Francisco, CA
                                 Director                               Certain wholly-owned subsidiaries
                                                                          of Metric Holdings, Inc.
                                 Treasurer and Chief                    SSRM Holdings, Inc.                  Boston, MA
                                 Financial Officer
                                 Director                               SSR Pegasus Funds                    Luxembourg

                                                                                                             Principal business
Name                        Connection                     Organization                                      address of organization
----                        ----------                     ------------                                      -----------------------
McGrath, Ann                None
  Vice President

McKown, Elizabeth G.        Vice President                 State Street Research Investment Services, Inc.   Boston, MA
  Vice President

McNamara, III, Francis J.   Executive Vice President,      State Street Research Investment Services, Inc.   Boston, MA
  Executive Vice            Clerk and General Counsel
  President, Secretary      Secretary and General Counsel  State Street Research Master Investment Trust     Boston, MA
  and General Counsel       Secretary and General Counsel  State Street Research Capital Trust               Boston, MA
                            Secretary and General Counsel  State Street Research Exchange Trust              Boston, MA
                            Secretary and General Counsel  State Street Research Growth Trust                Boston, MA
                            Secretary and General Counsel  State Street Research Securities Trust            Boston, MA
                            Secretary and General Counsel  State Street Research Equity Trust                Boston, MA
                            Secretary and General Counsel  State Street Research Financial Trust             Boston, MA
                            Secretary and General Counsel  State Street Research Income Trust                Boston, MA
                            Secretary and General Counsel  State Street Research Money Market Trust          Boston, MA
                            Secretary and General Counsel  State Street Research Tax-Exempt Trust            Boston, MA
                            Secretary and General Counsel  SSRM Holdings, Inc.                               Boston, MA
                            Secretary and General Counsel  State Street Research Institutional Funds         Boston, MA
                            Director                       SSR Pegasus Funds                                 Luxembourg

Moore, Jr., Thomas P.       Vice President                 State Street Research Financial Trust             Boston, MA
  Senior Vice               Vice President                 State Street Research Equity Trust                Boston, MA
  President                 Director                       Hibernia Savings Bank                             Quincy, MA
                            Governor on the Board          Association for Investment Management             Charlottesville, VA
                              of Governors                 and Research

Morey, Andrew F.            None
  Vice President

Mulligan, JoAnne C.         None
  Senior Vice President

Orr, Stephen C.             Member                         Technology Analysts of Boston                     Boston, MA
  Vice President            Member                         Electro-Science Analysts (of NYC)                 New York, NY

Paddon, Steven W.           Vice President                 State Street Research Investment Services, Inc.   Boston, MA
  Vice President

Pannell, James C.           Vice President                 State Street Research Institutional Funds         Boston, MA
  Executive Vice President

Peters, Kim M.              Vice President                 State Street Research Securities Trust            Boston, MA
  Senior Vice President     Vice President                 State Street Research Institutional Funds         Boston, MA

Pierce, James D.            None
  Vice President

Poritzky, Dean E.           None
  Senior Vice President
  (Vice President
  until 4/00)

Ragsdale, E.K. Easton       Vice President                 State Street Research Financial Trust             Boston, MA
  Senior Vice President

Ransom, Clifford F.         None
  Vice President

Rawlins, Jeffrey A.         Vice President                 State Street Research Institutional Funds         Boston, MA
  Senior Vice President

Rice III, Daniel Joseph     Vice President                 State Street Research Equity Trust                Boston, MA
  Senior Vice President

Rolnick, Michael A.         None
  Vice President

                                                                                                        Principal business
Name                      Connection                  Organization                                      address of organization
----                      ----------                  ------------                                      -----------------------
Romich, Douglas A.        Assistant Treasurer         State Street Research Equity Trust                Boston, MA
  Senior Vice President   Assistant Treasurer         State Street Research Financial Trust             Boston, MA
  and Assistant           Assistant Treasurer         State Street Research Income Trust                Boston, MA
  Treasurer               Assistant Treasurer         State Street Research Money Market Trust          Boston, MA
                          Assistant Treasurer         State Street Research Tax-Exempt Trust            Boston, MA
                          Assistant Treasurer         State Street Research Capital Trust               Boston, MA
                          Assistant Treasurer         State Street Research Exchange Trust              Boston, MA
                          Assistant Treasurer         State Street Research Growth Trust                Boston, MA
                          Assistant Treasurer         State Street Research Institutional Funds         Boston, MA
                          Assistant Treasurer         State Street Research Master Investment Trust     Boston, MA
                          Assistant Treasurer         State Street Research Securities Trust            Boston, MA
                          Vice President and          SSRM Holdings, Inc.                               Boston, MA
                          Assistant Treasurer
                          Senior Vice President and   State Street Research Investment Services, Inc.   Boston, MA
                          Assistant Treasurer

Ryan, Michael J.          None
  Senior Vice President

Sanderson, Derek          None
  Senior Vice President

Schrage, Michael M.       None
  Senior Vice President
  (Vice President
  until 4/00)

Shean, William G.         None
  Senior Vice President
  (Vice President
  until 4/00)

Sheldon, Michael A.       None
  Vice President

Shively, Thomas A.        Vice President              State Street Research Financial Trust             Boston, MA
  Executive Vice          Vice President              State Street Research Income Trust                Boston, MA
  President               Vice President              State Street Research Money Market Trust          Boston, MA
  (Director until         Vice President              State Street Research Tax-Exempt Trust            Boston, MA
  (7/00)                  Vice President              State Street Research Institutional Funds         Boston, MA
                          Vice President              State Street Research Institutional Funds         Boston, MA
                          Vice President              State Street Research Securities Trust            Boston, MA

Shoemaker, Richard D.     None
  Senior Vice President

Silverstein, Jill         None
  Vice President

Simi, Susan               None
  Vice President

Rolnick, Michael A.       None
  Vice President

Simmons, Amy L.           Vice President              State Street Research Investment Services, Inc.   Boston, MA
  Vice President          Assistant Secretary         State Street Research Capital Trust               Boston, MA
                          Assistant Secretary         State Street Research Exchange Trust              Boston, MA
                          Assistant Secretary         State Street Research Growth Trust                Boston, MA
                          Assistant Secretary         State Street Research Master Investment Trust     Boston, MA
                          Assistant Secretary         State Street Research Securities Trust            Boston, MA
                          Assistant Secretary         State Street Research Equity Trust                Boston, MA
                          Assistant Secretary         State Street Research Financial Trust             Boston, MA
                          Assistant Secretary         State Street Research Income Trust                Boston, MA
                          Assistant Secretary         State Street Research Money Market Trust          Boston, MA
                          Assistant Secretary         State Street Research Tax-Exempt Trust            Boston, MA

Stambaugh, Kenneth D.     None
  Vice President

                                                                                                        Principal business
Name                        Connection                Organization                                      address of organization
----                        ----------                ------------                                      -----------------------
Stolberg, Thomas B.         None
  Vice President

Strelow, Daniel R.          None
  Senior Vice President

Swanson, Amy McDermott      Vice President            State Street Research Institutional Funds         Boston, MA
  Senior Vice President

Thorndike, Benjamin W.      Managing Director         Scudder Kemper Investments                        Boston, MA
  Senior Vice President     (until 7/00)

Tice, Robyn S.              None
  Vice President

Trebino, Anne M.            Vice President            SSRM Holdings, Inc.                               Boston, MA
  Senior Vice President

Tucher, Anne                Senior Analyst            J.P. Morgan & Co.                                 New York, NY
  Vice President            (until 6/00)

Wallace, Julie K.           None
  Vice President

Walsh III, Denis J.         None
  Vice President

Walsh, Tucker               Vice President            State Street Research Capital Trust               Boston, MA
  Vice President

Weiss, James M.             Vice President            State Street Research Exchange Trust              Boston, MA
  Director and Executive    Vice President            State Street Research Financial Trust             Boston, MA
  Vice President            Vice President            State Street Research Growth Trust                Boston, MA
                            Vice President            State Street Research Institutional Funds         Boston, MA
                            Vice President            State Street Research Securities Trust            Boston, MA
                            Vice President            State Street Research Capital Trust               Boston, MA
                            Vice President            State Street Research Equity Trust                Boston, MA
                            Vice President            State Street Research Income Trust                Boston, MA
                            Vice President            State Street Research Master Investment Trust     Boston, MA
                            Director                  State Street Research Investment Services, Inc.   Boston, MA

Welch, Timothy M.           None
  Vice President

Westvold,                   Vice President            State Street Research Institutional Funds         Boston, MA
  Elizabeth McCombs         Vice President            State Street Research Securities Trust            Boston, MA
  Senior Vice President

Wilkins, Kevin              Executive Vice President  State Street Research Investment Services, Inc.   Boston, MA
  Executive Vice President  (Senior Vice President
  (Senior Vice President    until 4/00)
  until 4/00)

Wilson, John T.             Vice President            State Street Research Master Investment Trust     Boston, MA
  Senior Vice President     Vice President            State Street Research Institutional Funds         Boston, MA

Winandy, Angela             Vice President            State Street Research Investment Services, Inc.   Boston, MA
  Vice President

                                                                                                           Principal business
Name                       Connection                    Organization                                      address of organization
----                       ----------                    ------------                                      -----------------------
Wing, Darman A.            Senior Vice President,        State Street Research Investment Services, Inc.   Boston, MA
  Senior Vice President,   Assistant Clerk & Assistant
  Assistant Secretary      General Counsel
  and Assistant            Assistant Secretary and       State Street Research Capital Trust               Boston, MA
  General Counsel          Assistant General Counsel
                           Assistant Secretary and       State Street Research Exchange Trust              Boston, MA
                           Assistant General Counsel
                           Assistant Secretary and       State Street Research Growth Trust                Boston, MA
                           Assistant General Counsel
                           Assistant Secretary and       State Street Research Master Investment Trust     Boston, MA
                           Assistant General Counsel
                           Assistant Secretary and       State Street Research Securities Trust            Boston, MA
                           Assistant General Counsel
                           Assistant Secretary and       State Street Research Equity Trust                Boston, MA
                           Assistant General Counsel
                           Assistant Secretary and       State Street Research Financial Trust             Boston, MA
                           Assistant General Counsel
                           Assistant Secretary and       State Street Research Income Trust                Boston, MA
                           Assistant General Counsel
                           Assistant Secretary and       State Street Research Money Market Trust          Boston, MA
                           Assistant General Counsel
                           Assistant Secretary and       State Street Research Tax-Exempt Trust            Boston, MA
                           Assistant General Counsel
                           Assistant Secretary and       SSRM Holdings, Inc.                               Boston, MA
                           Assistant General Counsel

Woodbury, Robert S.        None
  Vice President

Woodworth, Jr., Kennard    Vice President                State Street Research Exchange Trust              Boston, MA
  Senior Vice              Vice President                State Street Research Financial Trust             Boston, MA
  President                Vice President                State Street Research Growth Trust                Boston, MA
                           Vice President                State Street Research Institutional Funds         Boston, MA
                           Vice President                State Street Research Securities Trust            Boston, MA

Wu, Norman N.              Partner                       Atlantic-Acton Realty                             Framingham, MA
  Senior Vice President    Director                      Bond Analysts Society of Boston                   Boston, MA

Yalamanchili, Kishore K.   None
  Vice President

Yannone, John T.           Vice President                State Street Research Investment Services, Inc.   Boston,  MA
  Vice President           Vice President                John Hancock Company                              Boston,  MA
                           (until 1/00)

Yu, Mandy                  Vice President                State Street Research Investment Services, Inc.   Boston, MA
  Vice President

Zuger, Peter A.            Vice President                State Street Research Equity Trust                Boston, MA
  Senior Vice
  President

Item 27.  Principal Underwriters


     (a) State Street Research Investment Services, Inc. serves as principal underwriter for State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Growth Trust, State Street Research Securities Trust, and State Street Research Institutional Funds.


     (b) Directors and Officers of State Street Research Investment Services, Inc. are as follows:

        (1)                                        (2)                                   (3)
                                               Positions
Name and Principal                             and Offices                      Positions and Offices
 Business Address                           with Underwriter                         with Fund
------------------                          ----------------                    ---------------------

Gerard P. Maus                              President, Treasurer,               Chairman of the Board, President,
One Financial Center                        Chief Financial                     Chief Executive Officer,
Boston, MA 02111                            Officer, Chief Administrative       Treasurer and Trustee
                                            Officer and Director

James M. Weiss                              Director                            Vice President
One Financial Center
Boston, MA  02111


Francis J. McNamara, III                    Executive Vice                      Secretary
One Financial Center                        President, General Counsel
Boston, MA 02111                            and Clerk


Kevin Wilkins                               Executive Vice                      None
One Financial Center                        President
Boston, MA 02111

Dennis Barghaan                             Senior Vice President               None
One Financial Center
Boston, MA 02111


Peter Borghi                                Senior Vice President               None
One Financial Center
Boston, MA  02111

        (1)                                        (2)                                   (3)
                                               Positions
Name and Principal                             and Offices                      Positions and Offices
 Business Address                           with Underwriter                          with Fund
------------------                          ----------------                    ---------------------
Paul V. Daly                                Senior Vice                         None
One Financial Center                        President
Boston, MA  02111



Joanne Hickman                              Senior Vice President               None
One Financial Center
Boston, MA  02111


Thomas Holland                              Senior Vice President               None
One Financial Center
Boston, MA  02111

Douglas A. Romich                           Senior                              None
One Financial Center                        Vice President and
Boston, MA 02111                            Assistant Treasurer


Darman A. Wing                              Senior Vice                         Assistant Secretary
One Financial Center                        President, Assistant General
Boston, MA 02111                            Counsel and Assistant Clerk

Amy F. Barnwell                             Vice President                      None
One Financial Center
Boston, MA 02111


Mara D. Calame                              Vice President,                     None
One Financial Center                        Assistant Clerk
Boston, MA 02111                            and Counsel

Linda C. Carley                             Vice President                      None
One Financial Center
Boston, MA 02111


Linda C. Carstens                           Vice President                      None
One Financial Center
Boston, MA 02111

Terrence J. Cullen                          Vice President                      None
One Financial Center                        and Counsel
Boston, MA 02111



Richard Fee                                 Vice President                      None
One Financial Center
Boston, MA 02111

        (1)                                        (2)                                   (3)
                                               Positions
Name and Principal                             and Offices                      Positions and Offices
 Business Address                           with Underwriter                          with Fund
------------------                          ----------------                    ---------------------

Kimberley Feeney                            Vice President                      None
One Financial Center
Boston, MA 02111

Edward T. Gallivan, Jr.                     Vice President                      None
One Financial Center
Boston, MA 02111

David H. Goganian                           Vice President                      None
One Financial Center
Boston, MA 02111


Stephanie B. Goodman                        Vice President                      None
One Financial Center
Boston, MA 02111

Ira P. Hasson                               Vice President                      None
One Financial Center
Boston, MA 02111



M. Katherine Kasper                         Vice President                      None
One Financial Center
Boston, MA 02111


C. Miyeko Keen                              Vice President                      None
One Financial Center
Boston, MA 02111

Stephen P. Kuhn                             Vice President                      None
One Financial Center
Boston, MA 02111

Richard C. Ledbury                          Vice President                      None
One Financial Center
Boston, MA 02111


Elizabeth G. McKown                         Vice President                      None
One Financial Center
Boston, MA 02111


Steven W. Paddon                            Vice President                      None
One Financial Center
Boston, MA 02111


Amy L. Simmons                              Vice President                      Assistant Secretary
One Financial Center
Boston, MA 02111


Angela Winandy                              Vice President                      None
One Financial Center
Boston, MA 02111


Item 28.  Location of Accounts and Records

     Gerard P. Maus
     State Street Research & Management Company
     One Financial Center
     Boston, MA  02111

Item 29.  Management Services


     Under a Shareholders' Administrative Services Agreement between Registrant and the Distributor, the Distributor provides shareholders' admininistrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of series of the Registrant and received the amounts set forth below:

                                   Year-end     Year-end         Year-end
Fund                               3-31-98      3-31-99          3-31-00
----                               --------     --------       -----------
High Income                        $274,293     $483,345          $689,008
Strategic Growth & Income          $209,523     $373,841          $571,504


Item 30.  Undertakings

     (a) Inapplicable.

     (b) Inapplicable.

     (c) Deleted.

     (d) The Registrant undertakes to hold a special meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 per centum of the outstanding shares of the Registrant, and, in connection with such meeting, to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                                     Notice

     A copy of the First Amended and Restated Master Trust Agreement of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the obligations of the Registrant hereunder, and the authorization, execution and delivery of this amendment to the Registrant's Registration Statement, shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant as individuals or personally, but shall bind only the property of the Funds of the Registrant, as provided in the Master Trust Agreement. Each Fund of the Registrant shall be solely and exclusively responsible for all of its direct or indirect debts, liabilities and obligations, and no other Fund shall be responsible for the same.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 has duly caused this Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 28th day of July, 2000.


                                              STATE STREET RESEARCH
                                                INCOME TRUST



                                              By            *
                                                --------------------------------
                                                Gerard P. Maus
                                                Chief Executive Officer
                                                and President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed on the above date by the following persons in the capacities indicated:

Signature                             Capacity


         *                            Trustee and Chief
-------------------------             Executive Officer
Gerard P. Maus                        (principal executive
                                      officer)


         *                            Treasurer
-------------------------             (principal financial
Gerard P. Maus                        and accounting officer)

         *                            Trustee
-------------------------
Bruce R. Bond

         *                            Trustee
-------------------------
Steve A. Garban

          *                           Trustee
-------------------------
Dean O. Morton

          *                           Trustee
-------------------------
Susan M. Phillips

          *                           Trustee
-------------------------
Toby Rosenblatt

           *                          Trustee
-------------------------
Michael S. Scott Morton


*By: /s/ Francis J. McNamara, III
    -----------------------------
         Francis J. McNamara, III
         Attorney-in-Fact under
         Powers of Attorney
         filed July 3, 1997,
         under Powers of Attorney
         filed July 14, 1999 and
         under Power of Attorney
         filed herein.

                                             1933 Act Registration No. 33-2697
                                             1940 Act File No. 811-4559


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM N-1A

                             REGISTRATION STATEMENT
                           UNDER THE SECURITIES ACT                   [ ]
                                     OF 1933


                        Pre-Effective Amendment No. __                [ ]


                        Post-Effective Amendment No. 21               [X]


                                     and/or

                             REGISTRATION STATEMENT
                          UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                         [ ]


                               Amendment No. 22                       [X]

                              --------------------

                       STATE STREET RESEARCH INCOME TRUST
         (Exact Name of Registrant as Specified in Declaration of Trust)

                              --------------------

                                    EXHIBITS

                                INDEX TO EXHIBITS


(1)(f)   Amendment No. 6 to First Amended and Restated Master Trust Agreement

(11)     Consent of PricewaterhouseCoopers LLP

(15)(c) Amendment No. 1 to the First Amended and Restated Plan of Distribution Pursuant to Rule 12b-1

(17)(c)  State Street Research & Management Company Code of Ethics

(18)(d)  Power of Attorney for Gerard P. Maus

(19)     Certificate of Resolution Respecting Power of Attorney for Gerard P.
         Maus